File Nos. 33-13690
                                                                     811-5125

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

     Pre-Effective Amendment No.                                      [  ]

     Post-Effective Amendment No. 18                                  [ X ]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]

     Amendment No. 18                                       [ X ]


                     (Check appropriate box or boxes.)

                      DREYFUS VARIABLE INVESTMENT FUND
             (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

      X   on May 1, 1997 pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a
      X   previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 27, 1997.


                      DREYFUS VARIABLE INVESTMENT FUND
               Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption                                        Page
_________     _______                                        ____

  1           Cover Page                                     Cover

  2           Synopsis                                       *

  3           Condensed Financial Information                4


  4           General Description of Registrant              11, 32


  5           Management of the Fund                         26


  5(a)        Management's Discussion of Fund's Performance  *


  6           Capital Stock and Other Securities             32


  7           Purchase of Securities Being Offered           30


  8           Redemption or Repurchase                       31


  9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
---------

  10          Cover Page                                     Cover

  11          Table of Contents                              Cover

  12          General Information and History                B-39


  13          Investment Objectives and Policies             B-2


  14          Management of the Fund                         B-18


  15          Control Persons and Principal                  B-24
              Holders of Securities


  16          Investment Advisory and Other                  B-24
              Services

____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.

                      DREYFUS VARIABLE INVESTMENT FUND
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A     Caption                                      Page
_________     _______                                      _____

  17          Brokerage Allocation                         B-35

  18          Capital Stock and Other Securities           B-39


  19          Purchase, Redemption and Pricing             B-30, B-31
              of Securities Being Offered


  20          Tax Status                                   *


  21          Underwriters                                 B-30


  22          Calculations of Performance Data             B-37


  23          Financial Statements                         B-49


Items in
Part C of
Form N-1A
_________

  24          Financial Statements and Exhibits            C-1

  25          Persons Controlled by or Under               C-4
              Common Control with Registrant

  26          Number of Holders of Securities              C-4

  27          Indemnification                              C-5

  28          Business and Other Connections of            C-5
              Investment Adviser


  29          Principal Underwriters                       C-10


  30          Location of Accounts and Records             C-12


  31          Management Services                          C-12


  32          Undertakings                                 C-12

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


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PROSPECTUS                                                         MAY 1, 1997
                    DREYFUS VARIABLE INVESTMENT FUND
------------------------------------------------------------------------------

        DREYFUS VARIABLE INVESTMENT FUND (THE "FUND") IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND.


        THE FUND PERMITS INVESTORS TO INVEST IN THIRTEEN SEPARATE PORTFOLIOS (EACH, A "SERIES"), ALTHOUGH CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE FOR INVESTMENT THROUGH CERTAIN VA CONTRACTS OR VLI POLICIES OFFERED BY CERTAIN PARTICIPATING INSURANCE COMPANIES. A PURCHASER OF A VA CONTRACT OR VLI POLICY SHOULD REFER TO THE PROSPECTUS FOR HIS OR HER CONTRACT OR POLICY FOR INFORMATION AS TO WHICH PORTFOLIOS OF THE FUND ARE AVAILABLE FOR INVESTMENT THROUGH THE CONTRACT OR POLICY. A GENERAL DESCRIPTION OF EACH SERIES IS SET FORTH ON THE FOLLOWING PAGE.

        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT ADVISER. (CONTINUED ON NEXT PAGE)
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN A SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ
AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OTHER THAN MONEY MARKET FUNDS WILL FLUCTUATE FROM TIME TO TIME.
------------------------------------------------------------------------------

                                                          TABLE OF CONTENTS

                                                      PAGE                                                           PAGE
CONDENSED FINANCIAL INFORMATION........                 4       HOW TO REDEEM SHARES...................                31
PERFORMANCE INFORMATION................                10       DIVIDENDS, DISTRIBUTIONS AND TAXES.....                31
DESCRIPTION OF THE FUND................                11       GENERAL INFORMATION....................                32
MANAGEMENT OF THE FUND.................                26       APPENDIX...............................                34
HOW TO BUY SHARES......................                30

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------


(CONTINUED FROM COVER PAGE)
        The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This Series invests in short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        The CAPITAL APPRECIATION PORTFOLIO'S primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Series invests primarily in the common stocks of domestic and foreign issuers.
        The GROWTH AND INCOME PORTFOLIO'S investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This Series invests primarily in equity securities, debt securities and money market instruments of domestic and foreign issuers.
        The MANAGED ASSETS PORTFOLIO'S investment objective is to maximize total return, consisting of capital appreciation and current income. This Series is managed as a "contrary value" portfolio and its investments include equity securities, debt securities and money market instruments of domestic and foreign issuers.
        The SMALL CAP PORTFOLIO'S investment objective is to maximize capital appreciation. This Series invests primarily in common stocks of domestic and foreign issuers. This Series will be particularly alert to companies that The Dreyfus Corporation considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.
        The SMALL COMPANY STOCK PORTFOLIO'S investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500trademark Index. This Series invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500trademark Index.
        The DISCIPLINED STOCK PORTFOLIO'S investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. This Series will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.
        The INTERNATIONAL VALUE PORTFOLIO'S investment objective is long-term capital growth. This Series invests primarily in a portfolio of publicly-traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation.
        The INTERNATIONAL EQUITY PORTFOLIO'S investment objective is to maximize capital growth. This Series invests primarily in the equity securities of foreign issuers located throughout the world.
        The QUALITY BOND PORTFOLIO'S investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and U.S. major banking institutions.
        The ZERO COUPON 2000 PORTFOLIO'S investment objective is to provide as high an investment return as is consistent with the preservation of capital. This Series invests primarily in debt obligations of the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, receipts and certificates for such stripped debt obligations, and stripped coupons and zero coupon securities issued by domestic corporations, which will mature on or about December 31, 2000.
                                 Page 2

(CONTINUED FROM PREVIOUS PAGE)
        The BALANCED PORTFOLIO'S investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. This Series invests primarily in common stocks and bonds in proportion consistent with their expected returns and risks as determined by The Dreyfus Corporation.
        The LIMITED TERM HIGH INCOME PORTFOLIO'S investment objective is to maximize total return, consisting of capital appreciation and current income.
 This Series seeks to achieve its objective by investing up to all of its assets in a portfolio of lower rated fixed-income securities, commonly known as "junk bonds," that, under normal market conditions, has an effective duration of three and one-half years or less and an effective average portfolio maturity of four years or less. INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE SERIES.
                                 Page 3

                     CONDENSED FINANCIAL INFORMATION
        The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request. No financial information is provided for the Balanced Portfolio and Limited Term High Income Portfolio which had not commenced operations as of the date of the financial information.
                          FINANCIAL HIGHLIGHTS

        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.


                                                                              MONEY MARKET PORTFOLIO
                                                    -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
PER SHARE DATA:                                     1990(1)     1991       1992       1993       1994       1995       1996
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, beginning of period.            $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                    ------      ------     ------     ------     ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net................              .024        .058       .041       .032       .043       .055       .050
  DISTRIBUTIONS:
  Dividends from investment income-net.             (.024)      (.058)     (.041)     (.032)     (.043)     (.055)     (.050)
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, end of period.......            $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                    ======      ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN................           7.27%(2)       5.99%      4.14%      3.29%      4.37%      5.66%      5.10%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .03%(2)         --         --         --         --        .62%       .62%
  Ratio of net investment income to
  average net assets...................           7.18%(2)       5.78%      4.10%      3.23%      4.62%      5.51%      4.96%
  Decrease reflected in above
  expense ratios due to undertakings
  by The Dreyfus Corporation...........          30.51%(2)       3.94%      4.25%      2.81%       .88%       .03%        --
  Net assets, end of period (000's omitted)          $741      $1,619       $790    $ 7,651    $34,728    $45,249    $56,186
(1).From August 31, 1990 (commencement of operations) to December 31, 1990.
(2).Annualized.


                                                                               CAPITAL APPRECIATION PORTFOLIO
                                                                        ---------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------------
PER SHARE DATA:                                                           1993(1)     1994       1995       1996
                                                                          ------      ------     ------     ------
  Net asset value, beginning of period......................             $12.50      $13.27     $13.44     $17.71
                                                                          ------      ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net.....................................                .08         .23        .23        .23
  Net realized and unrealized gain
  on investments............................................                .76         .17       4.27       4.30
                                                                          ------      ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS..........................                .84         .40       4.50       4.53
                                                                          ------      ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net......................               (.07)       (.23)      (.23)      (.23)
  Dividends from net realized gain on investments...........                 _           _          _        (.03)
                                                                          ------      ------     ------     ------
  TOTAL DISTRIBUTIONS.......................................                (.07)    (.23)        (.23)      (.26)
                                                                          ------      ------     ------     ------
  Net asset value, end of period............................             $13.27      $13.44     $17.71     $21.98
                                                                         ======       ======     ======     ======
TOTAL INVESTMENT RETURN.....................................            6.74%(2)       3.04%     33.52%     25.56%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...................             .28%(2)        .25%       .85%       .84%
  Ratio of net investment income to
  average net assets........................................            1.89%(2)       2.99%      2.08%      1.46%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation...................            3.67%(2)        .86%       .02%        _
  Portfolio Turnover Rate...................................             .01%(2)       .12%       2.81%      2.47%
  Average commission rate paid(3)...........................                 _           _          _      $.0705
  Net assets, end of period (000's omitted).................             $3,770     $16,118    $46,930   $103,745
(1).From April 5, 1993 (commencement of operations) to December 31, 1993.
(2).Not annualized.
(3).For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                                                                      GROWTH AND INCOME PORTFOLIO
                                                                                     ----------------------------------
                                                                                              DECEMBER 31,
                                                                                     ----------------------------------
PER SHARE DATA:                                                                      1994(1)     1995       1996
                                                                                      ------     ------     ------
  Net asset value, beginning of period...............................                $12.50     $11.98     $18.33
                                                                                      ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net..............................................                   .28        .28        .36
  Net realized and unrealized gain (loss)
  on investments.....................................................                  (.43)      7.07       3.43
                                                                                      ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS...................................                  (.15)      7.35       3.79
                                                                                      ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net...............................                  (.28)      (.27)      (.35)
  Dividends from net realized gain on investments....................                  (.09)      (.73)     (2.22)
                                                                                      ------     ------     ------
  TOTAL DISTRIBUTIONS................................................                  (.37)     (1.00)     (2.57)
                                                                                      ------     ------     ------
  Net asset value, end of period.....................................                $11.98     $18.33     $19.55
                                                                                      ======     ======     ======
TOTAL INVESTMENT RETURN..............................................             (1.22%)(2)     61.89%     20.75%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets............................                .22%(2)       .92%       .83%
  Ratio of net investment income to
  average net assets.................................................               2.25%(2)      2.21%      1.96%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation............................               1.28%(2)       .03%        _
  Portfolio Turnover Rate............................................             237.09%(2)    255.42%    237.44%
  Average commission rate paid(3)....................................                    _          _      $.1904
  Net assets, end of period (000's omitted)..........................                $1,040    $71,161   $225,935
(1).From May 2, 1994 (commencement of operations) to December 31, 1994.
(2) Not annualized.
(3).For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                                                                MANAGED ASSETS PORTFOLIO
                                                     ---------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------------
PER SHARE DATA:                                     1990(1)     1991       1992       1993       1994       1995       1996
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, beginning of period.            $10.00      $10.11     $10.76     $10.14     $12.92     $12.37     $11.70
                                                    ------      ------     ------     ------     ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net................               .08         .41        .22        .20        .35        .51        .63
  Net realized and unrealized gain
  (loss) on investments................               .11         .66       (.11)      2.71       (.56)      (.54)     (1.05)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS.....               .19        1.07        .11       2.91       (.21)      (.03)      (.42)
                                                    ------      ------     ------     ------     ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net.              (.08)       (.42)      (.31)      (.13)      (.32)      (.64)      (.56)
  Dividends in excess of investment income-net         --          --         --         --       (.02)        --       (.06)
  Dividends from net realized gain on investments      --          --       (.42)        --         --         --         --
  Paid-in capital......................                --          --         --         --         --         --       (.06)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS..................              (.08)       (.42)      (.73)      (.13)      (.34)      (.64)      (.68)
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, end of period.......            $10.11      $10.76     $10.14     $12.92     $12.37     $11.70     $10.60
                                                    ======      ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN................           1.85%(2)      10.60%      1.07%     28.59%     (1.56%)     (.26%)    (3.62%)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .34%(2)       1.00%       .97%       .27%       .25%       .94%       .93%
  Ratio of net investment income to
   average net assets                             2.11%(2)       4.46%      1.88%      1.87%      3.54%      3.56%      4.12%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation
  and Comstock Partners, Inc.  ........           8.82%(2)       2.83%      1.70%      2.25%       .88%        --         --
  Portfolio Turnover Rate..............                --       91.97%    118.78%     99.08%     25.96%     53.88%    124.19%
  Average commission rate paid(3)......                --          --         --         --         --         --     $.0250
  Net assets, end of period (000's omitted)         $ 716      $2,179     $1,865     $7,957    $30,510    $25,272    $21,101
(1).From August 31, 1990 (commencement of operations) to December 31, 1990.
(2).Not annualized.
(3).For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                                                                SMALL CAP PORTFOLIO
                                                    ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------------
PER SHARE DATA:                                    1990(1)      1991       1992       1993       1994       1995       1996
                                                    ------      ------     ------     ------     ------     ------     ------
Net asset value, beginning of period.              $10.00      $10.21     $20.60     $22.71     $34.45     $36.52     $46.13
                                                    ------      ------     ------     ------     ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net................             .21(2)      .14(2)     .18(2)       .14        .17        .16        .10
  Net realized and unrealized gain on investments      --     15.85(2)   13.10(2)     14.93       2.50      10.54       7.53
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS.....             .21(2)    15.99(2)   13.28(2)     15.07       2.67      10.70       7.63
                                                    ------      ------     ------     ------     ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net.                --        (.15)      (.15)      (.14)      (.16)      (.18)      (.10)
  Dividends in excess of investment income-net         --          --         --       (.01)        --         --         --
  Dividends from net realized gain on investments      --       (5.45)    (11.02)     (3.18)      (.33)      (.91)      (1.51)
  Dividends in excess of net realized gain
  on investments.......................                --          --         --         --       (.11)        --       (.07)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS..................                --       (5.60)    (11.17)     (3.33)      (.60)     (1.09)     (1.68)
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, end of period.......            $10.21     $ 20.60     $22.71     $34.45     $36.52     $46.13     $52.08
                                                    ======      ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN................           2.10%(3)     159.73%     71.28%     68.31%      7.75%     29.38%     16.60%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .34%(3)       1.16%       .94%       .25%       .55%       .83%       .79%
  Ratio of net investment income to
    average net assets                            2.10%(3)        .77%       .76%       .89%      1.18%       .54%       .24%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation     84.84%(3)       3.64%      2.29%      1.79%       .52%        --         --
  Portfolio Turnover Rate..............                --      388.70%    358.27%    244.59%    106.00%     99.02%     89.10%
  Average commission rate paid(4)......                --          --         --         --         --         --     $.0571
  Net assets, end of period (000's omitted)           $36      $1,554     $2,679    $18,337   $173,215   $543,281   $960,365
(1) From August 31, 1990 (commencement of operations) to December 31, 1990.
(2).Based on average shares outstanding.
(3).Not annualized.
(4).For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                                                                   SMALL COMPANY STOCK PORTFOLIO
                                                                          --------------------------------------------------
                                                                           FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS)
                                                                                        TO DECEMBER 31, 1996
                                                                          --------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period.................                                    $12.50
                                                                                           -------
  INVESTMENT OPERATIONS:
  Investment income-net................................                                       .05
  Net realized and unrealized gain
  on investments.......................................                                      1.03
                                                                                           -------
  TOTAL FROM INVESTMENT OPERATIONS.....................                                       1.08
                                                                                           -------
  DISTRIBUTIONS:
  Dividends from investment income-net.................                                      (.05)
  Dividends from net realized gain investments.........                                      (.01)
                                                                                           -------
  TOTAL DISTRIBUTIONS..................................                                       .06
                                                                                           -------
  Net asset value, end of period.......................                                    $13.52
                                                                                           -------
                                                                                           -------
TOTAL INVESTMENT RETURN................................                                     8.73%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............                                      .75%(1)
  Ratio of net investment income to
  average net assets...................................                                      .39%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation...............                                      .19%(1)
  Portfolio Turnover Rate..............................                                    35.68%(1)
  Average commission rate paid(3)......................                                         $.0412
  Net assets, end of period (000's omitted)............                                         $8,148
(1).Not annualized.
(2).Calculated based on net asset value on the close of business on May 1, 1996
(commencement of initial offering) to December 31, 1996.
(3).The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                                                                 DISCIPLINED STOCK PORTFOLIO
                                                                          --------------------------------------------------
                                                                       FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS)
                                                                                     TO DECEMBER 31, 1996
                                                                          --------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period.................                                    $12.50
                                                                                           -------
  INVESTMENT OPERATIONS:
  Investment income-net................................                                      .07
  Net realized and unrealized gain
  on investments.......................................                                      2.29
                                                                                           -------
  TOTAL FROM INVESTMENT OPERATIONS.....................                                      2.36
                                                                                           -------
  DISTRIBUTIONS:
  Dividends from investment income-net.................                                      (.07)
                                                                                           -------
  Net asset value, end of period.......................                                    $14.79
                                                                                           -------
                                                                                           -------
TOTAL INVESTMENT RETURN................................                                18.86%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............                                    .80%(1)
  Ratio of net investment income to
  average net assets...................................                                    .72%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation...............                                    .16%(1)
  Portfolio Turnover Rate..............................                                  30.62%(1)
  Average commission rate paid(3)......................                                    $.0450
  Net assets, end of period (000's omitted)............                                   $17,722
(1) Not annualized.
(2).Calculated based on net asset value on the close of business on May 1, 1996
(commencement of initial offering) to December 31, 1996.
(3).The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                 Page 7


                                                                                   INTERNATIONAL VALUE PORTFOLIO
                                                                          --------------------------------------------------
                                                                           FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS)
                                                                                        TO DECEMBER 31, 1996
                                                                          --------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period.................                                        $12.50
                                                                                               -------
  INVESTMENT OPERATIONS:
  Investment income-net................................                                          .08
  Net realized and unrealized gain
  on investments.......................................                                          .34
                                                                                               -------
  TOTAL FROM INVESTMENT OPERATIONS.....................                                          .42
                                                                                               -------
  DISTRIBUTIONS:
  Dividends from investment income-net.................                                          (.08)
  Dividends from net realized gain on investments......                                          (.04)
                                                                                               -------
  TOTAL DISTRIBUTIONS..................................                                          (.12)
                                                                                               -------
  Net asset value, end of period.......................                                        $12.80
                                                                                               -------
                                                                                               -------
TOTAL INVESTMENT RETURN................................                                     3.41%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............                                       1.01%(1)
  Ratio of net investment income to
  average net assets...................................                                        .76%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation...............                                        .34%(1)
  Portfolio Turnover Rate..............................                                      24.48%(1)
  Average commission rate paid(3)......................                                        $.0351
  Net assets, end of period (000's omitted)............                                        $8,027
(1) Not annualized.
(2).Calculated based on net asset value on the close of business on May 1, 1996
(commencement of initial offering) to December 31, 1996.
(3).The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                                                                      INTERNATIONAL EQUITY PORTFOLIO
                                                                                    ----------------------------------
                                                                                               DECEMBER 31,
                                                                                    ----------------------------------
                                                                                      1994(1)    1995       1996
                                                                                      ------     ------     ------
PER SHARE DATA:
  Net asset value, beginning of period...............................                $12.50     $12.02     $12.82
                                                                                      ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net..............................................                   .15        .15        .10
  Net realized and unrealized gain (loss)
  on investments.....................................................                  (.40)       .74       1.16
                                                                                      ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS...................................                  (.25)       .89       1.26
                                                                                      ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net...............................                  (.14)      (.08)      (.09)
  Dividends in excess of investment income-net.......................                 (.09)       (.01)        _
  Dividends from net realized gain on investments....................                    _          _        (.39)
  Dividends in excess of net realized gain on investments............                    _          _        (.06)
                                                                                      ------     ------     ------
  TOTAL DISTRIBUTIONS................................................                  (.23)      (.09)      (.54)
                                                                                      ------     ------     ------
  CAPITAL CONTRIBUTION FROM AN AFFILIATE OF THE DREYFUS CORPORATION..                    _          _         .22
                                                                                      ------     ------     ------
  Net asset value, end of period.....................................                $12.02     $12.82     $13.76
                                                                                      ======     ======     ======
TOTAL INVESTMENT RETURN..............................................             (2.00%)(2)      7.39%  11.61%(3)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets............................                .23%(2)      1.59%      1.28%
  Ratio of net investment income to
  average net assets.................................................               1.11%(2)      1.13%       .92%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation............................               1.70%(2)       .45%        _
  Portfolio Turnover Rate............................................              16.75%(2)     70.22%    181.13%
  Average commission rate paid (4)...................................                    _          _      $.0255
  Net assets, end of period (000's omitted)..........................                $1,089     $7,672    $24,355
(1) From May 2, 1994 (commencement of operations) to December 31, 1994.
(2) Not annualized.
(3) Had the Series not had a capital contribution by an affiliate of The Dreyfus Corporation during the period, the total investment return would have been 9.89%.
(4) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                 Page 8


                                                                                  QUALITY BOND PORTFOLIO
                                                     ---------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
PER SHARE DATA:                                     1990(1)     1991       1992       1993       1994       1995       1996
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, beginning of period.            $10.00      $10.01     $10.67     $10.94      $1.81     $10.53     $11.81
                                                    ------      ------     ------     ------     ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net................               .23         .70        .92        .76        .73        .68        .66
  Net realized and unrealized gain
    (loss) on investments                             .01         .66        .30        .88      (1.27)      1.42       (.31)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS.....               .24        1.36       1.22       1.64       (.54)      2.10        .35
                                                    ------      ------     ------     ------     ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net.              (.23)       (.70)      (.92)      (.76)      (.73)      (.69)      (.66)
  Dividends from net realized
  gain on investments..................                --          --       (.03)      (.01)      (.01)      (.13)        --
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS..................              (.23)       (.70)      (.95)      (.77)      (.74)      (.82)      (.66)
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, end of period.......            $10.01      $10.67     $10.94     $11.81     $10.53     $11.81     $11.50
                                                    ======      ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN................           7.12%(2)      14.12%     12.09%     15.33%     (4.59%)    20.42%      3.13%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .15%(2)         --         --         --         --        .81%       .79%
  Ratio of net investment income
  to average net assets................          7.20%(2)        7.52%      8.54%      6.51%      7.03%      6.13%      5.86%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation    137.05%(2)      13.13%      5.33%      3.51%      1.20%       .04%        --
  Portfolio Turnover Rate..............                --          --       9.39%    110.62%     64.80%    263.53%    258.36%
  Net assets, end of period (000's omitted)           $59        $410       $405     $4,706    $13,244    $37,447    $60,936
(1)  From August 31, 1990 (commencement of operations) to December 31, 1990.
(2)  Annualized.



                                                                              ZERO COUPON 2000 PORTFOLIO
                                                     ---------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
PER SHARE DATA:                                     1990(1)     1991       1992       1993       1994       1995       1996
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, beginning of period.            $10.00      $10.45     $11.64     $11.77     $12.57     $11.39     $12.70
                                                    ------      ------     ------     ------     ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net................               .22         .76        .83        .79        .69        .69        .68
  Net realized and unrealized gain
    (loss) on investments                             .45        1.25        .15        .96      (1.18)      1.31       (.36)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS.....               .67        2.01        .98       1.75       (.49)      2.00        .32
                                                    ------      ------     ------     ------     ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net.              (.22)       (.76)      (.84)      (.78)      (.68)      (.69)      (.68)
  Dividends from net realized
  gain on investments..................                --        (.06)      (.01)      (.17)      (.01)        --       (.05)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS..................              (.22)       (.82)      (.85)      (.95)      (.69)      (.69)      (.73)
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, end of period.......            $10.45      $11.64     $11.77     $12.57     $11.39     $12.70     $12.29
                                                    ======      ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN................          20.09%(2)      20.09%      8.87%     15.19%     (3.91%)    17.95%      2.59%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .70%(2)        .72%       .64%        --         --        .68%       .66%
  Ratio of net investment income to
  average net assets...................           8.03%(2)       7.41%      7.15%      6.21%      6.04%      5.73%      5.54%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation     81.13%(2)       5.04%      2.28%      2.43%      1.05%       .03%        --
  Portfolio Turnover Rate..............                --       42.82%      3.08%    106.35%        --      49.43%     98.28%
  Net assets, end of period (000's omitted)          $155      $1,296     $1,362     $5,696    $10,913    $22,291..  $31,796
(1) From August 31, 1990 (commencement of operations) to December 31, 1990.
(2) Annualized.

                                 Page 9

        Further information about the performance of each Series (other than the Balanced and Limited Term High Income Portfolios which had not commenced operations as of December 31, 1996) is contained in such Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                        PERFORMANCE INFORMATION
        MONEY MARKET PORTFOLIO -- From time to time, the Series will advertise its yield and effective yield. It can be expected that these yields will fluctuate substantially. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Series refers to the income generated by an investment in the Series over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Series is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

        BALANCED, CAPITAL APPRECIATION, DISCIPLINED STOCK, GROWTH AND INCOME, INTERNATIONAL EQUITY, INTERNATIONAL VALUE, MANAGED ASSETS, SMALL CAP AND SMALL COMPANY STOCK PORTFOLIOS -- The Series may calculate performance on an average annual total return or total return basis. Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.

        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        LIMITED TERM HIGH INCOME, QUALITY BOND AND ZERO COUPON 2000 PORTFOLIOS -- For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.
        Average annual total return and total return for these Series will be calculated as described above.
        In addition, the Zero Coupon 2000 Portfolio will calculate on each business day its anticipated growth rate, which is the annualized rate of growth investors may expect from the time they purchase a share until the Series' target date. The anticipated growth rate cannot be guaranteed, as it involves certain assumptions about variable factors such as reinvestment of dividends and distributions, the Series' expense ratio and its portfolio composition. The rate will vary from day-to-day due to changes in interest rates and other market factors affecting the value of such Series' investments. Furthermore, differences in the price changes of securities with different maturities can affect investment return, as can the skill of the investment adviser in managing the Series. Under certain circumstances, shareholder redemptions also could affect the anticipated growth rate. See "Description of the Fund -- Investment Considerations and Risks _ Special Considerations Relating to Stripped Securities."
                                 Page 10

        APPLICABLE TO ALL SERIES -- Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of any Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The effective yield and total return for a Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising a Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., IBC's Money Fund Reporttrademark, Money Magazine, Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Russell 2500trademark Index, Morgan Stanley Capital International World Index, the Dow Jones Industrial Average, Moody's Bond Survey Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                          DESCRIPTION OF THE FUND
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of a Series' assets which could adversely affect such Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES
        Each Series has a different investment objective which it pursues through separate investment policies, as described herein. The differences in objectives and policies among the Series determine the types of portfolio securities in which each Series invests, and can be expected to affect the degree of risk to which each Series is subject and each Series' yield or return. Each Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Series' outstanding voting shares. There can be no assurance that a Series' investment objective will be achieved. The types of portfolio securities in which each Series may invest are described in greater detail below and under "Appendix_Certain Portfolio Securities."
                                 Page 11

        MONEY MARKET PORTFOLIO -- The Money Market Portfolio is a diversified portfolio, the investment objective of which is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Series invests in U.S. dollar denominated short-term money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches or foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate and bank obligations, including those with floating and variable rates of interest, issued by domestic and foreign corporations. The Series will invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. The Series currently does not intend to invest more than 20% of its assets in foreign securities. Securities in which the Series will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. In addition, the Series may engage in lending portfolio securities and may enter into reverse repurchase agreements. See "Appendix_Investment Techniques." During normal market conditions, at least 25% of the Series' assets will be invested in bank obligations. See "Investment Considerations and Risks."

        The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Series uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below. In accordance with Rule 2a-7, the Series is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type the Money Market Portfolio may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co. ("Duff"), Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional
 Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.
        CAPITAL APPRECIATION PORTFOLIO -- The Capital Appreciation Portfolio is a diversified portfolio, the primary investment objective of which is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. During periods which Fayez Sarofim & Co. ("Sarofim"), the Series' sub-investment adviser, determines to be of market strength, the Series acts aggressively to increase shareholders' capital by investing principally in common stocks of domestic and foreign issuers, common stocks with warrants attached and debt securities of foreign governments. The Series will seek investment opportunities generally in large capitalization companies (those with market capitalizations exceeding $500 million) which Sarofim believes have the potential to experience above average and predictable earnings growth. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The Series will be alert to those foreign and domestic issuers, which it considers undervalued by the stock market in terms of current earn-
                                 Page 12

ings, assets or growth prospects. These companies will include those that management believes have new or innovative products, services or processes which can enhance prospects for growth in future earnings. Other than in periods of anticipated market weakness, the Series will invest at least 80% of its net assets in common stocks. In periods of market weakness, the Series may adopt a temporary defensive posture to preserve shareholders' capital by investing the Series' assets in money market instruments of the type in which the Money Market Portfolio invests ("Money Market Instruments"). When market conditions warrant, all of the Series' assets may be so invested.
        The Series may invest up to 10% of the value of its assets in securities of foreign governments and foreign companies which are not publicly-traded in the United States. By investing in foreign securities, the Series seeks to further its objective of capital growth. See "Investment Considerations and Risks_Foreign Securities" below.
        In addition, the Series may engage in various investment techniques, such as lending portfolio securities and foreign currency transactions. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        GROWTH AND INCOME PORTFOLIO -- The Growth and Income Portfolio is a non-diversified portfolio, the investment objective of which is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Series invests in equity securities, debt securities and Money Market Instruments of domestic and foreign issuers. The proportion of the Series' assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities.
        The equity securities in which the Series may invest consist of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of Depositary Receipts, as well as warrants to purchase such securities. The Series will be particularly alert to companies which offer opportunities for capital appreciation and growth of earnings, while paying current dividends.
        The debt securities in which the Series may invest include bonds, debentures, notes, mortgage-related securities and municipal obligations. Debt securities (other than convertible debt securities) purchased by the Series must be rated at least Baa by Moody's or at least BBB by S&P, Fitch or Duff or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Baa by Moody's or BBB by S&P, Fitch or Duff are considered investment grade obligations which lack outstanding investment characteristics and have speculative characteristics as well. The Series may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's or CCC by S&P, Fitch or Duff, or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Caa by Moody's and CCC by S&P, Fitch and Duff are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are considered to be of poor standing. See "Investment Considerations and Risks_Lower Rated Securities" below.
        While the Series does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, it does not expect under normal market conditions to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest its entire portfolio in Money Market Instruments. The Series also may invest in Money Market Instruments in anticipation of investing cash positions.
        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, leveraging, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and
                                 Page 13

Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        MANAGED ASSETS PORTFOLIO -- The Managed Assets Portfolio is a diversified portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income. The Series is managed as a "contrary value" portfolio and its investments will include (i) securities which are out-of-favor and whose price to earnings ratios are lower than the rest of the market or industry, (ii) securities which are temporarily depressed but for which a turnaround is expected and (iii) special situations, such as corporate restructurings, gold stocks and high yield bonds. In connection therewith, the Series follows an asset allocation strategy by investing in equity securities, debt securities and Money Market Instruments of domestic and foreign issuers. The Series will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Series' permitted investment categories at all times. The asset allocation mix selected will be a primary determinant of the Series' investment performance.
        The equity securities in which the Series may invest include common stocks, preferred stocks, convertible securities and warrants. The debt securities in which the Series may invest include bonds, debentures and notes. The Series may invest up to 60% of the value of its total assets in the securities of foreign issuers, including those issued in the form of Depositary Receipts. The Series may invest up to 20% of the value of its total net assets in securities of issuers principally located in any one foreign country, except that the Series may invest up to 35% of the value of its total net assets in securities of issuers located in any one of the following foreign countries: Australia, Canada, France, Japan, the United Kingdom or Germany. The Series may invest in the securities of companies whose principal activities are in, or governments of, emerging markets. See "Investment Considerations and Risks_Foreign Securities" below.
        The Series generally seeks to invest in equity securities determined to offer above average potential for total return. In making this determination, factors including price-earnings ratios, cash flow and the relationship of asset value to market value of the securities will be taken into account. The Series will be alert to companies engaged in restructuring efforts, such as mergers, acquisitions and divestitures of less profitable units.
        The Series generally seeks to invest in debt securities where the yield and potential for capital appreciation of the security are considered sufficiently attractive in light of the risks of ownership of the security.
In determining whether the Series should invest in particular debt securities, the factors considered may include: the price, coupon and yield to maturity; assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions.
Ratings, if any, assigned to the securities by Moody's or S&P or other recognized rating agencies also will be considered. The judgment of The Dreyfus Corporation as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.
The Series is not subject to any limit on the percentage of its assets that may be invested in securities having a certain rating. Low-rated and unrated securities have special risks relating to the ability of the Series to receive timely, or perhaps ultimate, payment of principal and interest. Such securities are considered to have speculative characteristics and to be of poor quality; some obligations in which the Series may invest may be in default. See "Investment Considerations and Risks_Lower Rated Securities" below. The Series also may invest in Stripped Treasury Securities (as defined below).
        The Managed Assets Portfolio may invest up to 100% of its assets in Money Market Instruments, but at no time will the Series' investments in bank obligations, including time deposits, exceed 25% of its assets.
        To the extent permitted under the 1940 Act, the Series may invest in securities issued by closed-end investment companies which principally invest in securities of foreign issuers. The Series also may purchase to a limited extent securities representing the right to receive the capital appreciation above a cer-
                                 Page 14

tain amount, and other securities representing the right to receive dividends and all other attributes of beneficial ownership, in respect of an entity's common stock or other similar instrument. These securities typically are sold as shares in unit investment trusts.
        In addition, the Series may engage in various investment techniques, such as leveraging, foreign currency transactions, options and futures transactions, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        SMALL CAP PORTFOLIO -- The Small Cap Portfolio is a diversified portfolio, the investment objective of which is to maximize capital appreciation. The Series seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. During periods The Dreyfus Corporation judges to be of market strength, the Series will act aggressively to increase shareholders' capital by investing principally in common stocks (some of which may be dividend paying) of domestic and foreign issuers. Under normal market conditions, the Series will invest at least 65% of its total assets in companies, both domestic and foreign, with market capitalizations of less than $1.5 billion at the time of purchase, which the Series believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Series also will make investments based on prospective economic or political changes. Further, the Series will invest in special situations such as corporate restructurings, mergers or acquisitions, thereby seeking out undervalued securities. In periods of market weakness, the Series may adopt a temporary defensive posture to preserve shareholders' capital by investing the Series' assets in Money Market Instruments. When the Series has adopted a temporary defensive posture, the entire portfolio may be so invested.
        The Series may invest up to 25% of the value of its assets in the common stocks of foreign companies which are not publicly-traded in the United States. The Series currently does not intend to invest more than 20% of its assets in foreign securities. See "Investment Considerations and Risks_Foreign Securities" below.
        The Series also may invest in debt securities rated as low as the lowest rating assigned by Moody's or S&P, and in unrated debt securities, which have special risks. See "Investment Considerations and Risks_Fixed-Income Securities" and "_Lower Rated Securities" below.
        In addition, the Series may engage in various investment techniques, such as lending portfolio securities, foreign currency transactions and, to a limited extent, short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.

        SMALL COMPANY STOCK PORTFOLIO -- The Small Company Stock Portfolio is a diversified portfolio, the investment objective of which is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500trademark Index.* The Russell 2500trademark Index is composed of common stocks issued by small- and medium-sized companies, typically with market capitalizations between $100 million and $3 billion. The Series invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500trademark Index. The Series will invest in the securities of such issuers that are considered by The Dreyfus Corporation to offer above-average growth potential. The Series also may invest in initial public offerings of stock when The Dreyfus Corporation determines that such offerings provide above-average short-term appreciation opportunities. The equity securities in which the Series invests consist of common stocks, preferred

-----------------------
* Russell 2500trademark is a trademark of Frank Russell Company. The Series is not sponsored, endorsed, sold or promoted by Frank Russell Company.
                                 Page 15

stocks and securities convertible into common stocks, including those in the form of American Depositary Receipts. The Series also may invest up to 20% of its assets in foreign securities. See "Investment Considerations and Risks_Foreign Securities" below.

        While seeking desirable investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.
        In an effort to increase returns, the Series may engage in various investment techniques, such as lending portfolio securities, foreign currency transactions, and options and futures transactions, and may enter into reverse repurchase agreements. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        DISCIPLINED STOCK PORTFOLIO -- The Disciplined Stock Portfolio is a diversified portfolio, the investment objective of which is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").** The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange, chosen to reflect the industries of the U.S. economy.
The Series uses quantitative statistical modeling techniques to identify equity securities which emphasize certain attributes expected to produce in the aggregate total return greater than that of the S&P 500 Index. This investment process utilizes disciplined control of fund risk and a process of rigorous security selection. The Series is not an index fund and its investments are not limited to securities of issuers in the S&P 500 Index.
        Individual security selection is the foundation of the Series' investment approach. Consistency of returns which exceed those of the S&P 500 Index and stability of the Series' asset value relative to the S&P 500 Index are primary goals of the investment process. Information from diverse sources is collected and used to construct valuation models which are combined to form a comprehensive computerized valuation ranking system identifying common stocks which appear to be over or under valued. These models include measures of actual and estimated earnings changes and relative value based on dividend discount calculations, book values to stock price ratios, earnings to stock price ratios and return on equity ratios. The computerized ranking system incorporates information from the most recent time period available to the system and categorizes individual securities within each industry according to relative attractiveness. The Dreyfus Corporation then uses the data provided by the model to construct a portfolio in an attempt to achieve the Series' investment objective, while attempting to maintain risk characteristics similar to those of the S&P 500 Index.
        Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities, consisting of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of American Depositary Receipts. While seeking desirable investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.
        In an effort to increase returns, the Series may engage in various investment techniques, such as options and futures transactions. For a discussion of the investment techniques and their related risks, see
---------------------

**"S&PRegistration Mark," "S&P 500Registration Mark" and "Standard & Poor's 500 Composite Stock Price Index" are trademarks of The McGraw-Hill Companies, Inc. The Series is not sponsored, endorsed, sold or promoted by S&P or The McGraw-Hill Companies, Inc.

                                 Page 16

"Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.
        INTERNATIONAL VALUE PORTFOLIO -- The International Value Portfolio is a diversified portfolio, the investment objective of which is long-term capital growth. The Series anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities principally of foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation. Under normal market conditions, the Series expects that substantially all of its assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Series ordinarily will seek to invest its assets in not less than three foreign countries. The Series' securities selections generally will be made without regard to an issuer's market capitalization. Equity securities consist of common stocks, convertible securities and preferred stocks.
        The Series' investment approach is value-oriented, research-driven and risk adverse. To manage the Series, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description. In addition, The Dreyfus Corporation intends to consider broader measures of value, including operating return characteristics, overall financial health and positive changes in business momentum. This value-oriented, bottom-up investment style is both quantitative and fundamentally based, focusing first on stock selection then enhanced by country allocation guidelines.
        The Series may invest, to a limited extent, in debt securities issued by foreign governments and securities issued by closed-end investment companies. While seeking desirable investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.
        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        INTERNATIONAL EQUITY PORTFOLIO -- The International Equity Portfolio is a non-diversified portfolio, the investment objective of which is capital growth. It is a fundamental policy of the Series that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities of foreign issuers. Equity securities consist of common stocks, convertible securities and preferred stocks. The Series also may invest in debt securities of foreign issuers that management believes, based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors, offer opportunities for capital growth. Under normal market conditions, it is expected that substantially all of the Series' assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Series ordinarily will seek to invest its assets in no fewer than three foreign countries. The Series may invest up to 5% of its assets in securities of companies that have been in continuous operation for fewer than three years.
        The debt securities in which the Series may invest must be rated at least Baa by Moody's or at least BBB by S&P, Fitch or Duff or, if unrated, deemed to be of comparable quality by The Dreyfus
                                 Page 17

Corporation. Debt securities rated Baa by Moody's or BBB by S&P, Fitch or Duff are considered investment grade obligations which lack outstanding investment characteristics and have speculative characteristics as well. See "Investment Considerations and Risks_Fixed-Income Securities" below.
        While seeking desirable equity investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.
        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        QUALITY BOND PORTFOLIO -- The Quality Bond Portfolio is a diversified portfolio, the investment objective of which is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions. At least 80% of the value of the Series' net assets will consist of obligations of corporations which, at the time of purchase by the Series, are rated at least A by Moody's or S&P, or determined to be of comparable quality by The Dreyfus Corporation, and of securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Series also may invest in mortgage-related securities, municipal obligations and zero coupon securities as described herein. At least 65% of the value of the Series' net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments.
        Up to 20% of the Series' assets may consist of high grade commercial paper of U.S. issuers, certificates of deposit, time deposits and bankers' acceptances, and corporate bonds which are rated in any category lower than A by both Moody's and S&P. When deemed necessary for temporary defensive purposes or in connection with loans of portfolio securities, the Series' investment in high grade commercial paper, certificates of deposit, time deposits and bankers' acceptances may exceed 20% of its assets, although the Series currently does not intend to invest more than 5% of its assets in any one of these types of instruments. Under no circumstances will the Series invest more than 20% of its assets in corporate bonds which are rated lower than A, but in no case lower than B, by both Moody's and S&P or are unrated. In addition, the Series will invest no more than 5% of its assets in bonds rated Ba or B by Moody's and BB or B by S&P. The Series may invest up to 10% of its assets in securities of foreign issuers. See "Investment
Considerations and Risks -- Foreign Securities" below.
        In addition, the Series may engage in various investment techniques, such as lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques_Lending Portfolio Securities" below and "Investment Objectives and Management Policies" in the Statement of
Additional Information.
        ZERO COUPON 2000 PORTFOLIO -- The Zero Coupon 2000 Portfolio is a diversified portfolio, the investment objective of which is to provide as high an investment return as is consistent with the preservation of capital. The Zero Coupon 2000 Portfolio invests in a portfolio consisting primarily (but currently not anticipated to be in excess of 55% of the Series' assets) of debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. Government trust certificates (collectively, "Stripped Treasury Securities"). See "Appendix_Certain Portfolio Securities_Stripped Treasury
                                 Page 18

Securities." The Series also may purchase other zero coupon securities issued by the U.S. Government and its agencies and instrumentalities, by a variety of tax exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities"). In addition, the Series may purchase zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities"). Stripped Corporate Securities held by the Series will be rated at least Baa by Moody's or BBB by S&P. In addition, the Series may purchase stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often guaranteed subsidiaries of domestic corporations. The Series may invest up to 25% of its assets in securities of foreign issuers. At the present time, the Series does not intend to invest more than 20% of its assets in securities of foreign issuers. See "Investment Considerations and Risks -- Foreign Securities." To the extent that a liquid secondary market is not available for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities or stripped Eurodollar obligations, the Series will invest no more than 15% of its net assets in such securities and in other securities that are illiquid. For a further discussion concerning stripped securities, including stripped Eurodollar obligations, see "Investment Considerations and Risks_Special Considerations Relating to Stripped Securities" below.
        Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and stripped Eurodollar obligations are referred to collectively herein as "Stripped Securities." The Zero Coupon 2000 Portfolio is so designated because at least 65% of the value of the Series' assets will consist of portfolio securities which will mature on or about December 31, 2000.
        In addition to investing at least 65% of its net assets in Stripped Securities, the Series will purchase interest-bearing U.S. Government securities and other Money Market Instruments held for the purpose of providing income with which to pay the expenses of the Series and to provide funds with which to meet redemption requests.
        There can be no assurance that the Series' objective can be met if Series shares are redeemed prior to maturity of the underlying Stripped Securities because market prices of the Stripped Securities before maturity will vary with changes in interest rates. Stripped Securities, including stripped Eurodollar obligations, do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial (or "deep") discount from their face amounts. The market value of Stripped Securities, and therefore of the shares of the Series, will fluctuate with changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund consisting of debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period to maturity.
        On December 31, 2000, the maturity date for the Zero Coupon 2000 Portfolio, the portfolio will be liquidated. Some of the Series' portfolio securities may mature up to several months earlier than the planned maturity date of the Series. Attempts will be made to match the maturity dates of the portfolio assets with the Series' maturity date as closely as possible, but securities may be purchased with earlier maturities where additional revenue for the Series may be achieved by such purchases. Prior to December 31, 2000, shareholders will be informed of the liquidation of the Series and will be offered the opportunity to exchange their investment upon maturity for another Series of the Fund. In the event the Zero Coupon 2000 Portfolio has not received instructions from shareholders as to the disposition of funds upon maturity of the Series, such funds will be invested automatically in the Money Market Portfolio.
        In addition, the Series may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques"
                                 Page 19

below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.

        LIMITED TERM HIGH INCOME PORTFOLIO--The Limited Term High Income Portfolio is a diversified portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the Series will invest at least 65% of the value of its net assets in bonds, debentures, notes and other debt instruments rated below investment grade, or, if unrated, determined by The Dreyfus Corporation to be of comparable quality. The securities in which the Series invests also include mortgage-related securities, asset-backed securities, zero coupon securities, municipal obligations, preferred stock, convertible debt obligations and convertible preferred stock. The issuers of such securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Series may invest in companies in, or governments of, developing countries.

        Under normal market conditions, the Series will invest in a portfolio of securities that has an effective duration of three and one-half years or less. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Series, The Dreyfus Corporation will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration.
        The Series' investment in high yield debt securities may cause the Series' share price to be highly volatile at times. Securities rated below investment grade carry a high degree of risk and are considered speculative by the credit rating agencies. Bond prices are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, below investment grade debt securities may be relatively less sensitive to interest rate changes than higher quality debt securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risks associated with below investment grade debt securities potentially can have greater affect on the value of such securities than may be the case with higher quality issues of comparable maturity. These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See "Investment Considerations and Risks_Lower Rated Securities" and "Appendix_Certain Portfolio Securities_Ratings" below for a discussion of certain risks, and "Appendix" in the Statement of Additional Information. The Series may hold investment grade rated debt securities (or unrated securities of compa-
                                 Page 20

rable quality) when the yield differential between below investment grade and investment grade securities narrows and the risk of loss may be reduced with only a relatively small reduction in yield. The Series also may invest in investment grade rated debt securities when The Dreyfus Corporation determines that a defensive investment position is appropriate in light of market or economic conditions.
        The Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.
        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, swaps, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies _ Management Policies" in the Statement of Additional Information.
        BALANCED PORTFOLIO--The Balanced Portfolio is a diversified portfolio, the investment objective of which is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the S&P 500 Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index (the "Intermediate Index"). The Series invests in common stocks and bonds in proportions consistent with their expected returns and risks as determined by The Dreyfus Corporation.

        To outperform the hybrid index, The Dreyfus Corporation first employs a disciplined valuation methodology to determine the return and risks of common stocks and bonds. The Dreyfus Corporation considers various factors, including an interest rate adjusted market price/earnings ratio, interest rate spreads reflecting the term structure of interest rates, and the level and volatility of the return premium for common stocks. The Dreyfus Corporation then decides which asset class is relatively more attractive based on a formal decision rule process which includes extensive research.


        After developing the expected return and risks of each asset class, The Dreyfus Corporation uses computer models designed to identify imbalances in the pricing of common stocks and bonds. The Dreyfus Corporation then invests the Series' assets in common stocks and bonds in proportions intended to exploit the perceived imbalances. Under normal circumstances, the Series' total assets will be allocated approximately 60% to common stocks and 40% to bonds. However, the Series may invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation.

        Common stocks are selected so that, in the aggregate, the investment characteristics and risk profile of the equity portion of the Series are similar to the S&P 500. These characteristics include such measures as dividend yield (before expenses), price-to-earnings ratio, "beta" (relative volatility), return on equity, and market price-to-book value ratio. However, while it may maintain aggregate investment characteristics similar to the S&P 500, the Series seeks to invest in individual common stocks which together will provide a higher total return than the S&P 500. The Series will not be operated as an index fund, and the Series' equity portion will not be limited to stocks included in the S&P 500. Individual security selection is the foundation upon which The Dreyfus Corporation seeks to implement the investment objective and policies of the equity portion of the Series. The Dreyfus Corporation collects information from diverse sources from which The Dreyfus Corporation constructs and combines valuation models into a computerized valuation ranking system identifying common stocks that are undervalued and should be purchased or retained by the Series. These models include measures of changes in earnings and relative value based on present and historical price-to-earnings ratios, as well as dividend discount calculations. Once the ranking of common stocks is com-
                                 Page 21

plete, The Dreyfus Corporation's experienced investment analysts construct the right component of the Series to resemble in the aggregate the S&P 500 Index, but weighted toward the most attractive stocks as determined by the valuation models.

        The bond portion of the Series' portfolio ordinarily is invested in U.S. dollar-denominated fixed-income obligations of domestic and foreign issuers. The Series' dollar-weighted average maturity may not exceed ten years. Investment selections are based on fundamental economic, market, and other factors leading to valuation by sector, maturity, and quality. The Series invests in bonds rated investment grade by Moody's, S&P or Fitch, or if unrated, determined to be of comparable quality by The Dreyfus Corporation. The Series will, in a prudent and orderly fashion, sell bonds whose ratings drop below these minimum ratings.

        The S&P 500 is composed of 500 common stocks which are chosen by S&P to best capture the price performance of a large cross-section of the U.S. publicly traded stock market.
        The Intermediate Index is an index established by Lehman Brothers, Inc. which includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others. The Intermediate Index includes bonds with maturities of up to ten years.
        While seeking desirable investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.

        The Series also may engage in various investment techniques, such as lending portfolio securities and options and futures transactions, and may enter into reverse repurchase agreements. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS
        GENERAL -- Since each Series will pursue different types of investments, the risks of investing will vary depending on the Series selected for investment. Before selecting a Series in which to invest, the investor should assess the risks associated with the types of investments made by the Series. The net asset value per share of each Series, other than the Money Market Portfolio, should be expected to fluctuate. Investors should consider each Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
        EQUITY SECURITIES -- (Balanced, Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets, Small Cap and Small Company Stock Portfolios) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
        The securities of the smaller companies in which the Series may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
        FIXED-INCOME SECURITIES -- (ALL SERIES) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a Series, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.
                                 Page 22

        The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Limited Term High Income, Managed Assets, Growth and Income, International Equity and Quality Bond Portfolios, such as those rated Baa or lower by Moody's and BBB or lower by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.

        SPECIAL CONSIDERATIONS RELATING TO STRIPPED SECURITIES -- (Zero Coupon 2000 Portfolio and, to a limited extent, all other Series) A Stripped Security is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. The discount from face value at which Stripped Securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. Because the discount from face value is known at the time of investment, investors holding Stripped Securities until maturity know the total amount of their investment return at the time of investment. In contrast, a portion of the total realized return from conventional interest-paying obligations comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investment's total return is uncertain even for investors holding the securities to their maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With Stripped Securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the Stripped Securities to maturity.
        Stripped Securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer, which may be more or less than the securities' value. The market prices of Stripped Securities are generally more volatile than the market prices of securities that pay interest periodically and, accordingly, are likely to respond to a greater degree to changes in interest rates than do other debt obligations having similar maturities and credit quality characteristics. As a result, the net asset value of shares of the Zero Coupon 2000 Portfolio may fluctuate over a greater range than shares of other mutual funds that invest in obligations of the U.S. Government or corporations having similar maturities but that make current distributions of interest.
        As an open-end investment company, the Zero Coupon 2000 Portfolio will be issuing new shares and will be required to redeem its shares upon the request of any shareholder at the net asset value next determined after receipt of the request. However, because of the price volatility of Stripped Securities prior to maturity, a shareholder who redeems shares may realize an amount that is less or greater than the entire amount initially invested. Accordingly, the Zero Coupon 2000 Portfolio may not be appropriate for investors that expect to have a current need for income from the investment or wish to liquidate their investment prior to December 31, 2000.
        Each year the Zero Coupon 2000 Portfolio will be required to accrue an increasing amount of income on its Stripped Securities. To maintain its tax status as a regulated investment company and to avoid imposition of excise taxes, however, the Zero Coupon 2000 Portfolio and any other Series that invests in Stripped Securities will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income, derived from its Stripped Securities for which it receives no payments in cash prior to their maturity.

        The Series cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain Stripped Securities to pay expenses or dividends or to meet redemp-
                                 Page 23

tions at times and at prices that might be disadvantageous, or, alternatively, to invest assets received from new purchases at prevailing interest rates, which would expose the Series to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Fund's Board. In accordance with such guidelines, The Dreyfus Corporation will monitor the Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.


        LOWER RATED SECURITIES --(Growth and Income, Limited Term High Income, Managed Assets, Quality Bond and, to a limited extent, Small Cap Portfolios) The Limited Term High Income Portfolio invests primarily, and each other such Series may invest a portion of its assets, in higher yielding (and, therefore, higher risk) debt securities (convertible debt securities with respect to the Growth and Income Portfolio) such as those rated Ba by Moody's or BB by S&P, Fitch or Duff, or as low as those rated B by Moody's, S&P, Fitch or Duff in the case of the Quality Bond Portfolio, or as low as those rated Caa by Moody's or CCC by S&P, Fitch or Duff in the case of the Growth and Income Portfolio, or as low as the lowest rating assigned by Moody's, S&P, Fitch or Duff in the case of the Limited Term High Income, Managed Assets and Small Cap Portfolios (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix -- Certain Portfolio Securities -- Ratings."

        FOREIGN SECURITIES -- (All Series) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The percentage of a Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.

        FOREIGN CURRENCY TRANSACTIONS -- (Capital Appreciation, Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets, Small Cap and Small Company Stock Portfolios) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest
                                 Page 24

rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."


        USE OF DERIVATIVES -- (Balanced, Disciplined Stock, Growth and Income, International Value, International Equity, Limited Term High Income, Managed Assets, Quality Bond, Small Company Stock and Zero Coupon 2000 Portfolios) These Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures (except in the case of the Quality Bond Portfolio) and, in the case of the Growth and Income and Quality Bond Portfolios, mortgage-related securities, and, in the case of the Limited Term High Income Portfolio, mortgage-related securities, asset-backed securities and swaps. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.

        BANK SECURITIES -- (Money Market Portfolio) To the extent the Money Market Portfolio's investments are concentrated in the banking industry, the Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Money Market Portfolio's shares could be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Money Market Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

        MUNICIPAL LEASE/PURCHASE OBLIGATIONS -- (Growth and Income, Limited Term High Income and Quality Bond Portfolios) Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.


        PORTFOLIO TURNOVER -- (ALL SERIES) No Series will consider portfolio turnover to be a limiting factor in making investment decisions. Under normal market conditions, the portfolio turnover rates are anticipated to exceed
100% for the Limited Term High Income, Managed Assets and Small Cap Portfolios, to be less than 100% for the Balanced (for both common stock and bond portions of its portfolio), Capital Appreciation, Disciplined Stock and Small Company Stock Portfolios, to be less than 150% for the Zero Coupon 2000, International Value and International Equity Portfolios and to be less than 300% for the Growth and Income and Quality Bond Portfolios. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions and transaction costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.
The Money Market Portfolio may have a high portfolio turnover, but that should not adversely affect the Series since it (as is the case for the Quality Bond and Zero Coupon 2000 Portfolios) usually does not pay brokerage commissions when it purchases short-term debt obligations.

                                 Page 25

        NON-DIVERSIFIED PORTFOLIOS -- (Growth and Income and International Equity Portfolios) The Growth and Income and International Equity Portfolios are classified as "non-diversified" investment companies, which means that the proportion of such Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each of these Series' assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Series' portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter no Series may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
        STATE INSURANCE REGULATION -- (ALL SERIES) The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, each Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
        SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS -- (ALL SERIES) Investment decisions for each Series are made independently from those of the other Series and investment companies managed by The Dreyfus Corporation (and, where applicable, the Series' sub-investment adviser). If, however, such other Series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Series or the price paid or received by a Series.
                            MANAGEMENT OF THE FUND

        INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
                                 Page 26

        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.

        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more Series and/or to purchasers of VA contracts or VLI policies.
        The primary portfolio managers of the Series are as follows:

        BALANCED PORTFOLIO -- Ron Gala and Laurie Carroll. Mr. Gala has managed the equity portion of the Series since the Series commenced operations. Mr. Gala is a Senior Vice President and portfolio manager for Mellon Bank, N.A. and a portfolio manager for Mellon Equity Associates, an affiliate of The Dreyfus Corporation. Mr. Gala also is responsible for Mellon Equity Associates' asset allocation. Mr. Gala has been employed by Mellon Bank, N.A. in various capacities since 1982. Ms. Carroll has managed the fixed-income portion of the Series since the Series commenced operations. Ms. Carroll is a Senior Vice President and portfolio manager at Mellon Bank, N.A. Ms. Carroll has been employed by Mellon Bank, N.A. since 1986. Mr. Gala and Ms. Carroll have been employed by The Dreyfus Corporation as portfolio managers since October 1994.

        CAPITAL APPRECIATION PORTFOLIO -- Fayez Sarofim. He has been the Series' primary portfolio manager since the Series commenced operations and has been employed by Sarofim since 1958.
        GROWTH AND INCOME PORTFOLIO -- Richard Hoey. He has been the Series' primary portfolio manager since the Series commenced operations and has been employed by The Dreyfus Corporation since April 1991.
        LIMITED TERM HIGH INCOME PORTFOLIO -- Roger King. He has been the Series' primary portfolio manager since the Series commenced operations and has been employed by The Dreyfus Corporation since February 1996. Prior thereto, Mr. King was a Vice President of High Yield Research and, most recently, director of High Yield Research at Citibank Securities, Inc.
        MANAGED ASSETS PORTFOLIO -- Timothy M. Ghriskey. He has been the Series' primary portfolio manager since January 1, 1997. Mr. Ghriskey has been employed by The Dreyfus Corporation since July 1995. For more than five years prior thereto, he was Vice President and Associate Managing Partner of Loomis, Sayles & Company.
        SMALL CAP PORTFOLIO -- Hilary R. Woods and Paul Kandel. Ms. Woods and Mr. Kandel have been the Series' primary portfolio managers since October 1996. Ms. Woods and Mr. Kandel have been employed by The Dreyfus Corporation since 1987 and 1994, respectively. Prior to joining The Dreyfus Corporation, Mr. Kandel was a Manager at Ark Asset Management for two years; prior thereto, he was an Assistant Vice President at Bankers Trust Company for four years.
        SMALL COMPANY STOCK PORTFOLIO -- James Wadsworth. He has been the Series' primary portfolio manager since the Series commenced operations. In addition to being a portfolio manager with The Dreyfus Corporation, Mr. Wadsworth also has been employed by Laurel Capital Advisors, an affiliate of The Dreyfus Corporation, since October 1990, and has been Chief Investment Officer of Laurel Capital Advisors since June 1994. Mr. Wadsworth also is a First Vice President of Mellon, where he has been employed since 1977.

        DISCIPLINED STOCK PORTFOLIO -- Bert Mullins. He has been the Series' primary portfolio manager since the Series commenced operations, and has been employed by The Dreyfus Corporation since
                                 Page 27

October 1994. In addition to being a portfolio manager with The Dreyfus Corporation, Mr. Mullins also has been employed by Laurel Capital Advisors, an affiliate of The Dreyfus Corporation, since October 1990. Mr. Mullins also is a Vice President, Portfolio Manager and Senior Security Analyst of Mellon, where he has been employed since 1966.

        INTERNATIONAL VALUE PORTFOLIO -- Sandor Cseh. He has been the Series' primary portfolio manager since the Series commenced operations and has been employed by The Dreyfus Corporation since May 1996 and by The Boston Company Asset Management, Inc., an affiliate of The Dreyfus Corporation, or its predecessor since October 1994. Prior to joining The Boston Company Asset Management, Inc., Mr. Cseh was President of Cseh International & Associates Inc., the international money management division of Cashman, Farrell & Association, and was a securities analyst with several banks.
        INTERNATIONAL EQUITY PORTFOLIO -- Ronald Chapman. He has been the Series' primary portfolio manager since April 1996 and has been employed by The Dreyfus Corporation since January 1996. Prior thereto, Mr. Chapman served for ten years as Vice President of the Global Strategy and Management Group for Northern Trust Company.

        QUALITY BOND PORTFOLIO -- Investment decisions are made by the Taxable Fixed-Income Committee of The Dreyfus Corporation, and no person is primarily responsible for making recommendations to that committee.


        ZERO COUPON 2000 PORTFOLIO -- Gerald E. Thunelius. He has been the Series' primary portfolio manager since March 1997 and a portfolio manager of the Series since June 1994. He has been employed by The Dreyfus Corporation since September 1989.

        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate set forth below as a percentage of the relevant Series' average daily net assets. The effective annual rate of the monthly investment advisory fee the Fund paid The Dreyfus Corporation pursuant to any undertaking in effect for the fiscal year ended December 31, 1996 as a percentage of the relevant Series' average daily net assets also is set forth below:

                                                            ANNUAL RATE OF                 EFFECTIVE ANNUAL
                                                         INVESTMENT ADVISORY              RATE OF INVESTMENT
        NAME OF SERIES                                       FEE PAYABLE                   ADVISORY FEE PAID
        ---------------                                  --------------------             -------------------
        Money Market Portfolio                                    .50%                            .50%
        Growth and Income Portfolio                               .75%                            .75%
        Managed Assets Portfolio                                  .75%                            .375%*
        Small Cap Portfolio                                       .75%                            .75%
        Small Company Stock Portfolio                             .75%                            .47%
        Disciplined Stock Portfolio                               .75%                            .52%
        International Value Portfolio                            1.00%                            .50%
        International Equity Portfolio                            .75%                            .75%
        Quality Bond Portfolio                                    .65%                            .65%
        Zero Coupon 2000 Portfolio                                .45%                            .45%
        Balanced Portfolio                                        .75%                              **%
        Limited Term High Income Portfolio                        .65%                              **%
        Capital Appreciation Portfolio                                                            .55%
        0 to $150 million of average daily net assets             .55%
        $150 million to $300 million of average daily net assets.50%
        $300 million or more of average daily net assets          .375%


   *Prior to termination of the Sub-Investment Advisory Agreement with Comstock Partners, Inc. on December 31, 1996, as set forth below, the Fund paid The Dreyfus Corporation and Comstock Partners, Inc. advisory fees each at the annual rate of
    .375% of the Series' average daily net assets.


  **The Series had not commenced operations as of December 31, 1996.

                                 Page 28

        SUB-INVESTMENT ADVISERS -- With respect to the Capital Appreciation Portfolio, Sarofim, a registered investment adviser located at Two Houston Center, Suite 2907, Houston, Texas 77010, serves as the Series' sub-investment adviser. Sarofim was formed in 1958 and, as of December 31, 1996, provided investment advisory services to discretionary accounts having aggregate assets of approximately $32.3 billion. Sarofim, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and the day-to-day management of the Capital Appreciation Portfolio, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Massachusetts law. Under the terms of the Sub-Investment Advisory Agreement with respect to the Capital Appreciation Portfolio, the Fund has agreed to pay Sarofim a monthly fee at the annual rate set forth below as a percentage of the Capital Appreciation Portfolio's average daily net assets. The effective annual rate of the monthly sub-investment advisory fee the Fund paid Sarofim for the fiscal year ended December 31, 1996, as a percentage of the Capital Appreciation Portfolio's average daily net assets also is set forth below:


                                                                                                       EFFECTIVE ANNUAL RATE OF
                                                               ANNUAL RATE OF SUB-INVESTMENT                 SUB-INVESTMENT
        CAPITAL APPRECIATION PORTFOLIO                             ADVISORY FEE PAYABLE                    ADVISORY FEE PAID
        ----------------------------                            ---------------------------             ----------------------
        0 to $150 million of average daily net assets                      .20%                                .20%
        $150 million to $300 million of average daily net assets           .25%
        $300 million or more of average daily net assets                   .375%

        With respect to the Managed Assets Portfolio, from August 31, 1990 (commencement of operations) through December 31, 1996, Comstock Partners, Inc. ("Comstock Partners"), a registered investment adviser located at 10 Exchange Place, Jersey City, New Jersey 07302, served as the Series' sub-investment adviser. Comstock Partners, subject to the supervision and approval of The Dreyfus Corporation, provided investment advisory assistance and the day-to-day management of the Managed Assets Portfolio, as well as research and statistical information under a Sub-Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Massachusetts law. For the fiscal year ended December 31, 1996, the Fund paid Comstock Partners a monthly sub-investment advisory fee at the annual rate of .375 of 1% of the value of the Managed Assets Portfolio's average daily net assets. Effective December 31, 1996, the Sub-Investment Advisory Agreement with Comstock Partners was terminated.
        With respect to the International Equity Portfolio, from May 2, 1994 (commencement of operations) through March 31, 1996, The Dreyfus Corporation engaged M&G Investment Management Limited ("M&G"), a registered investment adviser located at Three Quays Tower Hill, London EC3R 6BQ, England, to serve as the Series' sub-investment adviser. For the period January 1, 1996 through March 31, 1996, The Dreyfus Corporation paid M&G a monthly sub-investment advisory fee at the effective annual rate of .30 of 1% of the value of the International Equity Portfolio's average daily net assets. Effective April 1, 1996, the Sub-Investment Advisory Agreement between The Dreyfus Corporation and M&G was terminated.
        EXPENSES -- All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus Corporation or a sub-investment adviser. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any sub-investment adviser or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing
                                 Page 29

and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.
        From time to time, The Dreyfus Corporation (and, with respect to the Capital Appreciation Portfolio, Sarofim) may waive receipt of its fees and/or voluntarily assume certain expenses of a Series, which would have the effect of lowering the expense ratio of that Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation (or, with respect to the Capital Appreciation Portfolio, Sarofim) at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation (or, with respect to the Capital Appreciation Portfolio, Sarofim) for any amounts it may assume.
        DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. 02940-9671.
        TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Fund's Custodian with respect to the International Equity, International Value, Managed Assets and Money Market Portfolios. Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Balanced, Capital Appreciation, Growth and Income, Limited Term High Income, Quality Bond, Small Cap, Zero Coupon 2000, Small Company Stock and Disciplined Stock Portfolios.
                              HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.

        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of
                                 Page 30

each Series (i.e., the value of its assets less liabilities) by the total number of such Series' shares outstanding. The Limited Term High Income, Zero Coupon 2000 and Quality Bond Portfolios' investments are valued each business day by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. The Money Market Portfolio uses the amortized cost method of valuing its investments. The Balanced, Disciplined Stock, Managed Assets, Capital Appreciation, International Equity, International Value, Growth and Income, Small Cap and Small Company Stock Portfolios' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing each Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

                           HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                     DIVIDENDS, DISTRIBUTIONS AND TAXES
        MONEY MARKET PORTFOLIO -- Declares dividends from net investment income on each day that the Fund determines its net asset value. Dividends usually are paid on the last calendar day of each month. The earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day.
        ZERO COUPON 2000 AND QUALITY BOND PORTFOLIOS -- Declare and pay dividends from net investment income monthly.

        BALANCED, GROWTH AND INCOME AND LIMITED TERM HIGH INCOME PORTFOLIOS -- Declare and pay dividends from net investment income quarterly.

        CAPITAL APPRECIATION, DISCIPLINED STOCK, INTERNATIONAL EQUITY, INTERNATIONAL VALUE, MANAGED ASSETS, SMALL CAP AND SMALL COMPANY STOCK PORTFOLIOS -- Declare and pay dividends from net investment income annually.
        APPLICABLE TO ALL SERIES -- Under the Internal Revenue Code of 1986, as amended (the "Code"), each Series of the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. Each Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Series will make distributions from net realized securities gains unless capital loss carryovers, if any, have been
                                 Page 31

utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.



        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If a Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. Each Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.


        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.


        Management of the Fund believes that each Series (other than the Balanced and Limited Term High Income Portfolios which had not commenced operations as of December 31, 1996) has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. It is expected that each of the Balanced and Limited Term High Income Portfolios will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.

                            GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In
                                 Page 32

accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.
        To date, the Board has authorized the creation of thirteen Series of shares. All consideration received by the Fund for shares of one of the Series, and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.

        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by each Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                                 Page 33

                                APPENDIX
INVESTMENT TECHNIQUES

FOREIGN CURRENCY TRANSACTIONS -- (Capital Appreciation, Growth and Income, Limited Term High Income, Managed Assets, Small Company Stock, International Equity and International Value Portfolios) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's (and, where applicable, the Series' sub-investment adviser's) ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

SHORT-SELLING -- (Growth and Income, Limited Term High Income and, to a limited extent, Managed Assets and Small Cap Portfolios) In these transactions, the Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.

        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Series' net assets. The Series may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Series' net assets. The Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

        The Growth and Income and Limited Term High Income Portfolios also may make, and the Managed Assets and Small Cap Portfolios only may make, short sales "against the box," in which the Series enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box.


BORROWING MONEY -- (All Series) Each Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. Each Series, other than the Growth and Income and Limited Term High Income Portfolios, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments. In addition, the Balanced, Money Market and Small Company Stock Portfolios may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.


LEVERAGE-- (Growth and Income, Limited Term High Income and, to a limited extent, Balanced, Money Market and Small Company Stock Portfolios) Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be limited to 331\3% of the value of the Series' total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. See "Forward Commitments" below.

                                 Page 34


        The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. Except for these transactions, the Growth and Income and Limited Term High Income Portfolios' borrowings generally will be unsecured.


USE OF DERIVATIVES -- (Balanced, Disciplined Stock, Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets, Quality Bond, Small Company Stock and Zero Coupon 2000 Portfolios) The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.

        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Although neither the Fund nor any Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series (other than the Quality Bond Portfolio) may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


        The Series (other than the Quality Bond Portfolio) may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options, and may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

LENDING PORTFOLIO SECURITIES -- (All Series) Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn
                                 Page 35

interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% (20% with respect to the Managed Assets and Zero Coupon 2000 Portfolios and 10% with respect to the Capital Appreciation, Small Cap and Quality Bond Portfolios) of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.

FORWARD COMMITMENTS -- (All Series) Each Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Each Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will a Series have more than 331\3% of its assets committed to purchase securities on a forward commitment basis.

CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES -- (Balanced, Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets, Small Cap and Small Company Stock Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

WARRANTS -- (Balanced, Capital Appreciation, Growth and Income, International Equity, International Value, Managed Assets, Small Cap and Small Company Stock Portfolios) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% (2% in the case of the Managed Assets, Capital Appreciation and Small Cap Portfolios) of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange.

MORTGAGE-RELATED SECURITIES -- (Growth and Income, Limited Term High Income and Quality Bond Portfolios) Mortgage-related securities are a form of Derivative collateralized by pools of mortgages. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped
                                 Page 36

mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

        The mortgage-related securities in which the Series may invest also include multi-class pass through certificates secured principally by mortgage loans on commercial properties. These mortgage-related securities are structured similarly to mortgage-related securities secured by pools of residential mortgages. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves large r loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.
        The Series also may invest in subordinated mortgage-related securities ("Subordinated Securities"), which are issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
        As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Series. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Series' mortgage-related securities to decrease broadly, the Series' effective duration, and thus sensitivity to
                                 Page 37

interest rate fluctuations, would increase. For further discussion concerning the investment considerations involved, see "Description of the Fund_Investment Considerations and Risks_Fixed-Income Securities" and "Illiquid Securities" below.

ASSET-BACKED SECURITIES--(Limited Term High Income and, to a limited extent, Money Market Portfolios) Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

        Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Series with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

        The asset-backed securities in which the Money Market Portfolio may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.


MUNICIPAL OBLIGATIONS -- (Growth and Income, Limited Term High Income and Quality Bond Portfolios) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Series also may acquire call options on specific municipal obligations. The Series generally would purchase these call options to protect the Series from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

        While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Series investments. Dividends received by shareholders on Series shares which are attributable to interest income received by the Series from municipal obligations generally will be subject to Federal income tax. The Series will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Series investments. The Series currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.
DEPOSITARY RECEIPTS -- (Balanced, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets and Small Company Stock Portfolios) The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as
                                 Page 38

Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- (All Series) Each Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation (and, if applicable, the Series' sub-investment adviser) to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS -- (All Series) Each Series may invest in the following types of Money Market Instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
                                 Page 39

        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation (and, if applicable, the Series' sub-investment adviser) to be of comparable quality to those rated obligations which may be purchased by the Series.

PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation (and, if applicable, the Series' sub-investment adviser) must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.

INVESTMENT COMPANIES -- (Balanced, Managed Assets and Small Company Stock Portfolios) The Series may invest in securities issued by investment companies. Under the 1940 Act, the Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
U.S. TREASURY SECURITIES -- (Quality Bond and Zero Coupon Portfolios) U.S Treasury securities include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to provide investors a long term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.
        In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.
STRIPPED TREASURY SECURITIES -- (Zero Coupon 2000 Portfolio and, to a limited extent, all other Series) Stripped Treasury Securities are U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons.
                                 Page 40

        Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.
        Stripped Treasury Securities will include one or more of the following types of securities: (a) U.S. Treasury debt obligations originally issued as bearer coupon bonds which have been stripped of their unmatured interest coupons, (b) coupons which have been stripped from U.S. Treasury bonds, either of which may be held through the Federal Reserve Bank's book entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or "Coupon Under Book-Entry Safekeeping" ("CUBES"), and (c) receipts or certificates for stripped U.S. Treasury debt obligations evidencing ownership of future interest or principal payments on U.S. Treasury notes or bonds which are direct obligations of the United States. The receipts or certificates must be issued in registered form by a major bank which acts as custodian and nominal holder of the underlying stripped U.S. Treasury obligation (which may be held by it either in physical or in book-entry form). See "Investment Objectives and Management Policies_Portfolio Securities" in the Statement of Additional Information. STRIPPED CORPORATE SECURITIES -- (Growth and Income, International Equity, Limited Term High Income, Managed Assets, Quality Bond and Zero Coupon 2000 Portfolios) Stripped Corporate Securities consist of corporate debt obligations issued by domestic corporations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped Corporate Securities purchased by the Limited Term High Income, Managed Assets, Growth and Income, International Equity or Quality Bond Portfolios will bear ratings comparable to non-stripped corporate obligations that may be purchased by such Series. Stripped Corporate Securities purchased by the Zero Coupon 2000 Portfolio will be rated at least Baa by Moody's or BBB by S&P. With respect to other features of Stripped Corporate Securities, such as sales at deep discounts, see "Stripped Treasury Securities" above and "Description of the Fund_Investment Considerations and Risks_Special Considerations Relating to Stripped Securities."
ILLIQUID SECURITIES -- (All Series) Each Series may invest up to 15% (10% with respect to the Money Market Portfolio) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-backed securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.

RATINGS -- (Balanced, Growth and Income, Limited Term High Income, Managed Assets, Small Cap and Quality Bond Portfolios) Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P, Fitch and Duff are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and
                                 Page 41

principal payments. Securities rated Caa by Moody's or CCC by S&P, Fitch and Duff are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P, Fitch and Duff are in default and the payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

        The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                 Page 42

                  [This Page Intentionally Left Blank]
                                 Page 43

Variable
Investment
Fund

Prospectus

Registration Mark

Copy Rights 1997, Dreyfus Service Corporation
                                          VIFp050197
                                 Page 44



___________________________________________________________________________

                      DREYFUS VARIABLE INVESTMENT FUND
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                 MAY 1, 1997
___________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Variable Investment Fund (the "Fund"), dated May 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call (516) 338-3300.

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


                              TABLE OF CONTENTS

                                                            Page

Investment Objectives and Management Policies               B-2
Management of the Fund                                      B-18
Investment Advisory Agreements                              B-24
Purchase of Shares                                          B-30
Redemption of Shares                                        B-30
Determination of Net Asset Value                            B-31
Dividends, Distributions and Taxes                          B-33
Portfolio Transactions                                      B-35
Yield and Performance Information                           B-37
Information About the Fund                                  B-39
Transfer and Dividend Disbursing Agent, Custodian,
   Counsel and Independent Auditors                         B-40
Appendix                                                    B-41
Financial Statements and Reports of Independent Auditors    B-49


                INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Depositary Receipts. (Balanced, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets and Small Company Stock Portfolios). These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Repurchase Agreements. (All Series) The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Series under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Series. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Series will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Series may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. (All Series) These instruments include variable amount master demand notes, which are obligations that permit a Series to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Series, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     Convertible Securities. (Balanced, Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets, Small Cap and Small Company Stock Portfolios). Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Municipal Obligations. (Quality Bond, Limited Term High Income and Growth and Income Portfolios) Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.


     Mortgage-Related Securities-Government Agency Securities. (Balanced, Growth and Income, Limited Term High Income and Quality Bond Portfolios) Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.


     Mortgage-Related Securities-Government Related Securities. (Balanced, Growth and Income, Limited Term High Income and Quality Bond Portfolios) Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

     Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Mortgage-Related Securities-Private Entity Securities. (Growth and Income, Limited Term High Income and Quality Bond Portfolios) These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.
The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Series or the price of the Series' shares. Mortgage-related securities issued by non- governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment. The Series will not invest more than 5% of its assets in such private entity securities issued by any one issuer, including any one bank or savings and loan institution.

     Stripped Treasury Securities. (Zero Coupon 2000 Portfolio and, to a limited extent, all other Series) The U.S. Government does not issue
Stripped Treasury Securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments. Investment banks also may strip U.S. Treasury securities and sell them under proprietary names. Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the Securities and Exchange Commission as U.S. Government securities for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). CUBES, like STRIPS, are direct obligations of the U.S. Government. CUBES are coupons that have previously been physically stripped from U.S. Treasury notes and bonds, but which were deposited with the Federal Reserve Bank's book-entry system and are now carried and transferable in book-entry form only. Only stripped U.S. Treasury coupons maturing on or after January 15, 1988, that were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

     By agreement, the underlying debt obligations will be held separate from the general assets of the custodian and nominal holder of such securities, and will not be subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

     Publicly filed documents state that counsel to the underwriters of certificates or other evidences of ownership of U.S. Treasury securities have stated that for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government securities, which are payable in full at their stated maturity amount and are not subject to redemption prior to maturity. See "Description of the Fund-Investment Considerations and Risks-Special Considerations Relating to Stripped Securities" in the Prospectus.

     Illiquid Securities. (All Series) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, a Series will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Series' decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Series pursuant to Rule 144A under the Securities Act of 1933, as amended, the Series intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the relevant Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Series' investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

     Leverage. (Growth and Income, Limited Term High Income and, to a limited extent, Balanced, Money Market and Small Company Stock Portfolios) For borrowings for investment purposes, the 1940 Act requires the Series to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Series may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Series also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent a Series enters into a reverse repurchase agreement, the Series will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Series.


     Short-Selling. (Growth and Income, Limited Term High Income and, to a limited extent, Managed Assets and Small Cap Portfolios). Until a Series closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. (All Series) In connection with its securities lending transactions, a Series may return to the borrower or a third party which is unaffiliated with the Series, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Series must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Series must be able to terminate the loan at any time; (4) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Series may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. (Balanced, Disciplined Stock, Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets, Small Company Stock, Quality Bond and Zero Coupon 2000 Portfolios) A Series may invest in, or enter into, Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager (or, if applicable, the Series' sub-investment adviser) will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Series. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     Futures Transactions-In General. (Balanced, Disciplined Stock, Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets, Small Company Stock and Zero Coupon 2000 Portfolios) A Series may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted in the Fund's Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets.
For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Series might realize in trading could be eliminated by adverse changes in the exchange rate, or the Series could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.


     Engaging in these transactions involves risk of loss to the Series which could adversely affect the value of the Series' net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.

     Successful use of futures by a Series also is subject to the ability of the Manager (or, if applicable, the Series' sub-investment adviser) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Series may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Series' ability otherwise to invest those assets.

     Specific Futures Transactions. The Balanced, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets and Small Company Stock Portfolios may purchase and sell stock index futures contracts. A stock index future obligates the Series to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets and Small Company Stock Portfolios may purchase and sell currency futures. A foreign currency future obligates the Series to purchase or sell an amount of a specific currency at a future date at a specific price.


     The Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets and Zero Coupon 2000 Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.


     Interest Rate Swaps. (Limited Term High Income Portfolio) Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The exchange commitments can involve payments to be made in the same currency or in different currencies. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Series would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate swap transactions that may be entered into by the Series. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Series is contractually obligated to make. If the other party to an interest rate swap defaults, the Series' risk of loss consists of the net amount of interest payments that the Series contractually is entitled to receive.


     Credit Derivatives. (Limited Term High Income Portfolio) The Series may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Series would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Series. The Series' risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Series purchases a default option on a security, and if no default occurs with respect to the security, the Series' loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Series' loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.


     Options-In General. (Balanced, Disciplined Stock, Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets, Small Company Stock and Zero Coupon 2000 Portfolios) The Series may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Series is a call option with respect to which the Series owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Series is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Series receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Series is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Specific Options Transactions. The Balanced, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets and Small Company Stock Portfolios may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the- counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.


     The Growth and Income, International Equity, Limited Term High Income, Managed Assets and Small Company Stock Portfolios may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.


     Each of the Disciplined Stock, Growth and Income, International Equity, Managed Assets and Small Company Stock Portfolios may purchase cash-settled options on equity index swaps and the Limited Term High Income Portfolio may purchase cash-settled options on interest rate swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Series with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Series of options will be subject to the ability of the Manager (or, if applicable, the Series' sub-investment adviser) to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, a Series may incur losses.

     Future Developments. A Series may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Series' investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment on behalf of a Series, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. (All Series) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series' net assets and its net asset value per share.

     Portfolio Maturity. (Limited Term High Income Portfolio) Under normal market conditions, the average effective portfolio maturity is expected to be four years or less for the Limited Term High Income Portfolio. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Manager may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

Investment Considerations and Risks

     Lower Rated Securities. (Growth and Income, Limited Term High Income, Managed Assets, Small Cap and Quality Bond Portfolios) Each of the Growth and Income, Managed Assets, Small Cap and Quality Bond Portfolios is permitted to invest in securities (convertible debt securities with respect to the Growth and Income Portfolio) rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"). In no case, however, will the Quality Bond Portfolio invest in bonds rated lower than B by Moody's and S&P and in no case will the Growth and Income Portfolio invest in convertible debt securities rated lower than Caa by Moody's and CCC by S&P, Fitch and Duff. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund-Investment Considerations and Risks-Lower Rated Securities" in the Prospectus for a discussion of certain risks and "Appendix" for a general description of Moody's, S&P, Fitch and Duff ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Series will rely on the Manager's (or, if applicable, the Series' sub-investment adviser's) judgment, analysis and experience in evaluating the creditworthiness of an issuer.


     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by S&P, Moody's, Fitch and Duff to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Series' ability to dispose of particular issues when necessary to meet such Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid security market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series' portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Series may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Series has no arrangement with any persons concerning the acquisition of such securities, and the Manager (or, if applicable, the Series' sub-investment adviser) will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated Stripped Corporate Securities in which each Series other than the Quality Bond Portfolio may invest and pay-in-kind bonds in which each Series may invest up to 5% of its total assets. Stripped Corporate Securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches.

     The market prices of Stripped Corporate Securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Such Stripped Corporate Securities, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the relevant Series will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Series may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

Investment Restrictions

     Capital Appreciation, Managed Assets, Money Market, Quality Bond, Small Cap and Zero Coupon 2000 Portfolios. Each of these Series (except as noted below) has adopted investment restrictions numbered 1 through 14 as fundamental policies. These restrictions cannot be changed, as to a Series, without approval by the holders of a majority (as defined in the 1940 Act) of such Series' outstanding voting shares. However, the amendment of these restrictions to add an additional Series, which amendment does not substantively affect the restrictions with respect to an existing Series, will not require approval as described in the preceding sentence. Investment restrictions numbered 15 and 16 are not fundamental policies and may be changed, as to a Series, by vote of a majority of the Fund's Board members at any time. With respect to the Capital Appreciation Portfolio, investment restrictions numbered 2 and 3, 10 through 12 and 14 are not fundamental policies and may be changed, as to that Series, by vote of a majority of the Fund's Board members at any time. Except where otherwise expressly stated, none of these Series may:

          1. Borrow money, except, with respect to each Series other than the Money Market Portfolio, to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets); the Money Market Portfolio may borrow money only
(i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) in connection with the entry into reverse repurchase agreements to the extent described in the Prospectus. While borrowings under (i) above exceed 5% of a Series' total assets, the Series will not make any additional investments.

          2. Sell securities short or purchase securities on margin, except that the Managed Assets and Small Cap Portfolios may engage in short sales and each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

          3. Purchase or write puts and calls or combinations thereof, except as described in the Prospectus and Statement of Additional
Information.

          4. Act as an underwriter of securities of other issuers.

          5. Purchase or sell real estate or real estate investment trust securities, but each Series may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

          6. Invest in commodities, except that the Managed Assets, Capital Appreciation and Zero Coupon 2000 Portfolios may invest in futures contracts, including those related to indices, and options on futures contracts or indices, and commodities underlying or related to any such futures contracts as well as invest in forward contracts and currency options.

          7. Lend any funds or other assets, except through the purchase of bonds, debentures or other debt securities, or the purchase of bankers' acceptances, commercial paper of corporations, and repurchase agreements. However, each Series may lend its portfolio securities to the extent set forth in the Prospectus. Any portfolio securities will be loaned according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

          8. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Series' total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Money Market Portfolio will not invest more than 5% of its assets in the obligations of any one bank.

          9. Purchase the securities of any issuer if such purchase would cause the Series to hold more than 10% of the voting securities of such issuer. This restriction applies only with respect to 75% of such Series' total assets.

          10. Invest in the securities of a company for the purpose of exercising management or control, but the Series will vote the securities it owns as a shareholder in accordance with its views.

          11. Purchase or retain the securities of any issuer if the officers or Board members of the Fund or the officers or Directors of the Manager (and, with respect to the Capital Appreciation Portfolio, the officers and Directors of Fayez Sarofim & Co.) individually own beneficially more than 1/2 of l% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

          12. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

          13. Invest, except in the case of the Money Market Portfolio, more than 25% of its total assets in the securities of issuers in any single industry; provided that for temporary defensive purposes, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Money Market Portfolio may not invest less than 25% of its assets in obligations issued by banks under normal market conditions.

          14. Purchase warrants, except each of the Capital Appreciation, Managed Assets and Small Cap Portfolios may purchase warrants not to exceed 2% of its respective net assets. For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Series in units or attached to securities shall not be included within this 2% restriction.

          15. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The Managed Assets, Capital Appreciation, Zero Coupon 2000 and Small Cap Portfolios' entry into collateral arrangements with respect to options, currency options, futures contracts, including those related to indices, and options on futures contracts or indices and arrangements with respect to initial or variation margin for futures contracts or options will not be deemed to be pledges of such Series' assets.

          16. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% (10% with respect to the Money Market Portfolio) of the value of the Series' net assets would be so invested.

                                    * * *


     Balanced, Disciplined Stock, Growth and Income, International Equity, International Value, Limited Term High Income and Small Company Stock Portfolios. Each of these Series has adopted investment restrictions numbered 1 through 8 as fundamental policies, and each of the Balanced, Disciplined Stock, International Value, Limited Term High Income and Small Company Stock Portfolios has adopted investment restrictions numbered 16 and 17 as additional fundamental policies. These restrictions cannot be changed, as to a Series, without approval by the holders of a majority (as defined in the 1940 Act) of such Series' outstanding voting shares.
However, the amendment of these restrictions to add an additional Series, which amendment does not substantively effect the restrictions with respect to an existing Series, will not require approval as described in the preceding sentence. Investment restrictions numbered 9 through 15 are not fundamental policies and may be changed, as to a Series, by vote of a majority of the Fund's Board members at any time. None of these Series may:

          1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Invest in commodities, except that a Series may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Series may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

          4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

          5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, a Series may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

          6. Act as an underwriter of securities of other issuers, except to the extent a Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4, 11 and 12 may be deemed to give rise to a senior security.

          8. Purchase securities on margin, but a Series may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

          10. Invest in the securities of a company for the purpose of exercising management or control, but the Series will vote the securities it owns as a shareholder in accordance with its views.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and Statement of Additional
Information.

          13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

          14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

          15. Purchase warrants in excess of 5% of its net assets. For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by a Series in units or attached to securities shall not be included within this restriction.

     The following investment restrictions numbered 16 and 17 apply only to the Balanced, Disciplined Stock, International Value, Limited Term High Income and Small Company Stock Portfolios. None of these Series may:

          16. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Series' total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

          17. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Series' total assets.

                                    * * *

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of a Series' shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of a Series and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Series' shares in the state involved.

     In addition, each Series has adopted the following policies as non-fundamental policies. Each Series intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) to comply in all material respects with insurance laws and regulations that the Fund has been advised are applicable to investments of separate accounts of Participating Insurance Companies. In addition, each Series, except the Growth and Income and International Equity Portfolios, has agreed not to invest more than 10% of its total assets in the obligations of any one issuer (excluding U.S. Government securities) and to purchase no more than 10% of an issuer's outstanding securities. As non-fundamental policies, these policies may be changed by vote of a majority of the Board members at any time.


                           MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


*DAVID P. FELDMAN, Board Member. Mr. Feldman is a trustee of Corporate Property
     Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds group and The Jeffrey Company, a private investment company. From July 1961 to April 1997, he was Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 57 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.


JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 75 years old and his address is 133 East 64th Street, New York, New York 10021.


ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department, from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University. He is also a director of MidOcean Reinsurance Co., Ltd., Cooke & Bieler, Inc., investment counselors, NASD Regulation, Inc. and the Federal Reserve Bank of Boston. He is 58 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.


JAMES F. HENRY, Board Member. President of the CPR Institute for Dispute
     Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was of counsel to the law firm of Lovejoy, Wasson & Ashton from October 1975 to December 1976 and from October 1979 to June 1983, and was a partner of the firm from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization, from September 1971 to December 1976. Mr. Henry is 66 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.


ROSALIND GERSTEN JACOBS, Board Member. Director of Merchandise and Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. Mrs. Jacobs is 71 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.


IRVING KRISTOL, Board Member. John M. Olin Distinguished Fellow of the
     American Enterprise Institute for Public Policy Research, co-editor of The Public Interest magazine, and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; and from September 1969 to August 1979, he was Henry
     R. Luce Professor of Urban Values at New York University. Mr. Kristol is 77 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.


DR. PAUL A. MARKS, Board Member. President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center. He is also a director emeritus of Pfizer, Inc., a pharmaceutical company, where he served as a director from 1978 to 1996; a director of Tularik, Inc., a biotechnology company; and a general partner of LINC Venture Lease Partners II, L.P., a limited partnership engaged in leasing. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to 1980; Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982; and a director of Life Technologies, Inc., a life science company producing products for cell and molecular biology and microbiology, from 1986 to 1996, and of Biotechnology General, Inc., a biotechnology development company from 1992 to 1993. Dr. Marks is 70 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.


DR. MARTIN PERETZ, Board Member. Editor-in-Chief of The New Republic magazine and a lecturer in Social Studies at Harvard University, where he has been a member of the faculty since 1965. He is a trustee of The Center for Blood Research at the Harvard Medical School and of the Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education; and a director of LeukoSite Inc., a biopharmaceutical company. From 1988 to 1991, he was a director of Carmel Container Corporation. Dr. Peretz is 57 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.


BERT W. WASSERMAN, Board Member. Financial Consultant. From January 1990 to March 1995, Executive Vice President and Chief Financial Officer, and, from January 1990 to March 1993, a director of Time Warner Inc. from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications, Inc. He is also a director of The New Germany Fund, Mountasia Entertainment International, Inc., the Lillian Vernon Corporation, Winstar Communications, Inc. and International Discount Telecommunications Corporation. Mr. Wasserman is 64 years old and his address is 126 East 56th Street, Suite 12 North, New York, New York 10022-3613.

     There ordinarily will be no meetings of shareholders for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board members when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:

                                                       Total Compensation
                                                       From Fund and Fund
                              Aggregate Compensation   Complex Paid to Board
Name of Board Member          From Fund*               Member

Joseph S. DiMartino           $5,000                   $517,076  (93)
David P. Feldman              $4,000                   $122,257  (25)
John M. Fraser, Jr.           $4,000                   $ 73,563  (14)
Robert R. Glauber             $3,750                   $103,549  (20)
James F. Henry                $4,000                   $ 59,973  (10)
Rosalind Gersten Jacobs       $3,750                   $ 93,900  (20)
Irving Kristol                $4,000                   $ 59,973  (10)
Dr. Paul A. Marks             $3,750                   $ 55,223  (10)
Dr. Martin Peretz             $4,000                   $ 59,973  (10)
Bert W. Wasserman             $4,000                   $ 59,973  (10)


---------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,093 for all Board members as a group.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer. President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary. Senior Vice President,
     General Counsel and Secretary of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.

RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 41 years old.

MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. He is 35 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor since September 1995 and an officer of other investment companies advised or administered by the Manager. She is 27 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer. Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on March 21, 1997.

     The following shareholders are known by the Fund to own of record 5% or more of the indicated Series' shares outstanding on March 21, 1997:

Shareholder                        Series                Percentage of Shares

Transamerica Occidental Life       Growth and Income     61.08%
Insurance Company                  International Equity  87.01%
P.O. Box 33849                     Capital Appreciation  77.69%
Charlotte NC 28233-3849            Money Market          77.73%
                                   Managed Assets        68.72%
                                   Zero Coupon 2000      62.43%
                                   Quality Bond          70.99%
                                   Small Cap             16.38%
                                   Disciplined Stock     46.98%
                                   Small Company Stock   72.76%
                                   International Value   40.59%


First Transamerica Life            Growth and Income     18.40%
Insurance Company                  International Equity  12.98%
P.O. Box 33849                     Capital Appreciation  21.57%
Charlotte NC 28233-3849            Money Market          21.83%
                                   Managed Assets        26.90%
                                   Zero Coupon 2000      18.22%
                                   Quality Bond          15.22%
                                   Small Cap              5.88%
                                   Disciplined Stock     28.77%
                                   Small Company Stock   27.24%
                                   International Value    7.63%


Providian Life and Health          Growth and Income      7.38%
Insurance Company                  Quality Bond           9.38%
P.O. Box 32830
Louisville, KY 40232-2830


Provident Mutual Life &            Growth and Income      5.53%
Annuity Company of America         Zero Coupon 2000      15.25%
P.O. Box 1717
Valley Forge, PA 19482-1717


APT Holdings Corporation           Disciplined Stock     24.25%
4500 New Linden Hill Road          International Value   51.79%
Wilmington, DE 19808-2922


Valic Separate Account A           Small Cap             68.13%
2929 Allen Parkway
Houston, Texas 77019-2197


     A shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.


                       INVESTMENT ADVISORY AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides advisory services pursuant to the Investment Advisory Agreement (the "Agreement") with the Fund dated August 24, 1994, as amended January 31, 1997. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders of each Series (other than the Balanced, Growth and Income, International Equity, Disciplined Stock, Limited Term High Income, Small Company Stock and International Value Portfolios) on August 22, 1994 and by the shareholder of the Growth and Income and International Equity Portfolios on August 2, 1994. The Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on March 10, 1997. As to each Series, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Series, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President- Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew
S. Wasser, Vice President-Information Services; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.


     With respect to the Capital Appreciation Portfolio, the Fund has entered into a Sub-Investment Advisory Agreement (the "Sarofim Sub-Advisory Agreement") with Fayez Sarofim & Co. dated August 17, 1992. As to such Series, the Sarofim Sub-Advisory Agreement is subject to annual approval by
(i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Series' outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Fayez Sarofim & Co., by vote cast in person at a meeting called for the purpose of voting on such approval. The Sarofim Sub-Advisory Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Sarofim Sub-Advisory Agreement, at a meeting held on March 10, 1997. The Sarofim Sub-Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Series' outstanding voting securities, or, upon not less than 90 days' notice, by Fayez Sarofim & Co. The Sarofim Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Fayez Sarofim &
Co.: Fayez S. Sarofim, Chairman of the Board and President; Raye G. White, Executive Vice President, Secretary, Treasurer and a director; Russell M. Frankel, Russell B. Hawkins, William K. McGee, Jr., Charles E. Sheedy and Ralph B. Thomas, Senior Vice Presidents; and Nancy Daniel, Frank P. Lee and James A. Reynolds, III, Vice Presidents.

     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. With respect to the Capital Appreciation Portfolio, Fayez Sarofim & Co. provides day-to-day management of such Series' portfolio of investments, subject to the supervision of the Manager and the Fund's Board. The Series' adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Series' portfolio managers are:

Series                           Portfolio Manager

Money Market                     Bernard W. Kiernan, Jr.
                                 Patricia A. Larkin
                                 Thomas Riordan


Quality Bond                     Michael Hoeh
Zero Coupon 2000                 Roger King
                                 Kevin M. McClintock
                                 C. Matthew Olson
                                 Gerald E. Thunelius

Small Cap                        Hilary R. Woods
                                 Paul Kandel


Growth and Income                Richard Hoey

International Equity             Ronald Chapman

Managed Assets                   Donald C. Geogerian
                                 Timothy M. Ghriskey

Capital Appreciation             Russell B. Hawkins
                                 Fayez S. Sarofim

Disciplined Stock                Bert Mullins

Small Company Stock              James Wadsworth
                                 Anthony J. Galise

International Value              Sandor Cseh

Balanced                         Laurie Carroll
                                 Ron Gala

Limited Term High Income         Roger King


     The Manager and Fayez Sarofim & Co. maintain research departments with professional portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager or Fayez Sarofim & Co. All purchases and sales of each Series are reported for the Board's review at the meeting subsequent to such transactions.


     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager (or, if applicable, the Series' sub-investment adviser). The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, dividends and interest on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any sub-investment adviser or any affiliates thereof, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of each Series.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     As compensation for its services, the Fund has agreed to pay the Manager a monthly fee at the annual rate set forth in the Fund's Prospectus. The fees paid by the Fund to the Manager with respect to each Series (other than the Balanced and Limited Term High Income Portfolios) for the fiscal years ended December 31, 1994, 1995 and 1996 (to the extent the Series was operational) were as follows:

Fee Paid For
Year Ended
December 31, 1994

                                 Advisory        Reduction              Net
Series                        Fee Payable           in Fee         Fee Paid

Capital Appreciation            $  49,561        $  49,561    $           0
Growth and Income*                  5,069            5,069                0
International Equity*               5,080            5,080                0
Money Market                      108,958          108,958                0
Managed Assets                     79,001           79,001                0
Zero Coupon 2000                   38,947           38,947                0
Quality Bond                       60,106           60,106                0
Small Cap                         487,316          340,893          146,423
---------------
* From May 2, 1994 (commencement of operations) through December 31, 1994.

Fee Paid For
Year Ended
December 31, 1995

                                   Advisory        Reduction              Net
Series                          Fee Payable           in Fee         Fee Paid

Capital Appreciation            $   157,346         $  6,445      $   150,901
Growth and Income                   194,344            8,743          185,601
International Equity                 29,314           17,393           11,921
Money Market                        187,396           10,251          177,145
Managed Assets                      108,913                0          108,913
Zero Coupon 2000                     70,948            4,371           66,577
Quality Bond                        147,830           10,017          137,813
Small Cap                         2,610,562                0        2,610,562


Fee Paid For
Year Ended
December 31, 1996

                                    Advisory       Reduction              Net
Series                           Fee Payable          in Fee         Fee Paid

Capital Appreciation             $   398,748       $       0      $   398,748
Growth and Income                  1,135,998               0        1,135,998
International Equity                 130,616               0          130,616
Money Market                         258,755               0          258,755
Managed Assets                        92,396               0           92,396
Zero Coupon 2000                     128,717               0          128,717
Quality Bond                         330,181               0          330,181
Small Cap                          5,766,905               0        5,766,905
Disciplined Stock*                    55,091          17,101           37,990
International Value*                  43,069          21,498           21,571
Small Company Stock*                  36,492          13,463           23,029



_________________
*    From April 30, 1996 (commencement of operations) through December 31,
     1996.


     As compensation for Fayez Sarofim & Co.'s services, the Fund has agreed to pay Fayez Sarofim & Co. a monthly sub-advisory fee at the annual rate set forth in the Fund's Prospectus. The fees payable by the Fund to Fayez Sarofim & Co. with respect to the Capital Appreciation Portfolio for fiscal years ended December 31, 1994, 1995 and 1996 amounted to $18,022, $57,217 and $145,000, respectively. However, no sub-advisory fee was paid to Fayez Sarofim & Co. for the fiscal year ended December 31, 1994 pursuant to an undertaking then in effect.


     Prior to December 31, 1996, Comstock Partners, Inc. served as sub-investment adviser for the Managed Assets Portfolio pursuant to a Sub-Investment Advisory Agreement (the "Comstock Sub-Advisory Agreement") with the Fund dated May 21, 1990. The Comstock Sub-Advisory Agreement was terminated as of December 31, 1996. As compensation for Comstock Partners, Inc.'s services, the Fund agreed to pay Comstock Partners, Inc. a monthly sub-advisory fee at the annual rate set forth in the Fund's Prospectus. The fees payable by the Fund to Comstock Partners, Inc. with respect to the Managed Assets Portfolio for the fiscal years ended December 31, 1994, 1995 and 1996 amounted to $79,001, $108,913 and $92,396, respectively. The sub-advisory fee payable to Comstock Partners, Inc. for fiscal 1994 was reduced by $44,151 pursuant to an undertaking in effect, resulting in a net fee paid to Comstock Partners, Inc. of $34,850 for fiscal 1994.


     Prior to April 1, 1996, M&G Investment Management Limited served as sub-investment adviser for the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement with the Manager. Pursuant to such agreement, the Manager agreed to pay M&G Investment Management Limited a monthly fee at the annual rate set forth in the Fund's Prospectus. For the period May 2, 1994 (commencement of operations) through December 31, 1994, no sub-advisory fee was paid by the Manager to M&G Investment Management Limited with respect to the International Equity Portfolio pursuant to an undertaking then in effect. For the fiscal year ended December 31, 1995 and for the period January 1, 1996 through April 1, 1996, the Manager paid M&G
Investment Management Limited sub-advisory fees in the amount of $4,800 and $10,307%, respectively.

     Prior to May 24, 1996, The Boston Company Asset Management, Inc. served as sub-investment adviser for the International Value Portfolio pursuant to a Sub-Investment Advisory Agreement with the Manager. Pursuant to such agreement, the Manager agreed to pay The Boston Company Asset Management, Inc. a monthly sub-advisory fee at the annual rate of .50 of 1% of the value of the International Value Portfolio's average daily net assets. For the period April 30, 1996 (commencement of operations) through May 24, 1996 (termination date of the Sub-Investment Advisory Agreement between the Manager and The Boston Company Asset Management, Inc.), no sub-advisory fee was paid by the Manager to The Boston Company Asset Management, Inc.

     Prior to May 24, 1996, Laurel Capital Advisors served as sub-investment adviser for the Disciplined Stock and Small Company Stock Portfolios pursuant to a Sub-Investment Advisory Agreement with the Manager. Pursuant to such agreement, the Manager agreed to pay Laurel Capital Advisors a monthly sub-advisory fee at the annual rate set forth below:

                                        Annual Fee as a Percentage
                                        of Average Daily Net Assets
Average Daily Net Assets                of each such Series

0 to $100 million                            .25%
$100 million to $1 billion                   .20%
$1 billion to $1.5 billion                   .15%
$1.5 billion or more                         .10%

For the period April 30, 1996 (commencement of operations) through May 24, 1996 (termination date of the Sub-Investment Advisory Agreement between the Manager and Laurel Capital Advisors), no sub-advisory fee was paid by the Manager to Laurel Capital Advisors.

     The Manager (and, with respect to the Capital Appreciation Portfolio, Fayez Sarofim & Co.) has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the advisory fees, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager (and, with respect to the Capital Appreciation Portfolio, Fayez Sarofim & Co.), or the Manager (and, with respect to the Capital Appreciation Portfolio, Fayez Sarofim & Co.) will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager (other than for the Capital Appreciation Portfolio) is not subject to reduction as the value of a Series' assets increases.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.


                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities (which may include non-marketable securities) or other assets of the Series in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Money Market Portfolio. The valuation of the Money Market Portfolio's securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument.

     The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Money Market Portfolio's shareholders, procedures reasonably designed to stabilize the Series' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Series' portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Series' net asset value per share calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Fund's Board.

     The extent of any deviation between the Money Market Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of l%, the Board members promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     Zero Coupon 2000, Limited Term High Income and Quality Bond Portfolios. Substantially all of each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board. Short-term investments are not valued by the Service and are carried at amortized cost, which approximates value. Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. In the absence of reported sales of investments traded primarily on an exchange, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Investments traded in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Expenses and fees of a Series, including the advisory fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of shares.

     Balanced, Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets, Small Company Stock and Small Cap Portfolios. Each Series' portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of many of the Series' portfolio securities. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the advisory fees (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of shares.

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Fund's Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Each Series (other than the Balanced and Limited Term High Income Portfolios which had not commenced operations as of December 31, 1996) has qualified as a "regulated investment company" under the Code for the fiscal year ended December 31, 1996. It is expected that each of the Balanced and Limited Term High Income Portfolios will qualify as a regulated investment company under the Code. Each Series intends to continue to so qualify as long as such qualification is in the best interests of its shareholders. As a regulated investment company, each Series will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Series must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of the Series for six months or less and has received a capital gain distribution with respect to such shares, any loss iurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by a Series from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Series characterized in the manner described above.

     Offsetting positions held by a Series involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.

     If a Series were treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256 of the Code. The Series may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Series may differ. If no election is made, to the extent the straddle rules apply to positions established by the Series, losses realized by the Series will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short- term capital gain or ordinary income.

     Investment by a Series in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Series to recognize income prior to the receipt of cash payments. For example, the Series could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     Since shareholders of the Fund will be the separate accounts of Participating Insurance Companies, no discussion is included herein as to the Federal income tax consequences at the level of the holders of the VA contracts or VLI policies. For information concerning the Federal income tax consequences to such holders, see the prospectuses for such VA contracts or VLI policies.

                           PORTFOLIO TRANSACTIONS

     General. Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager (and, if applicable, the Series' sub-investment adviser) to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager (or, if applicable, the Series' sub-investment adviser) in advising other funds or accounts and, conversely, research services furnished to the Manager (or, if applicable, the Series' sub-investment adviser) by brokers in connection with other funds or accounts may be used in advising a Series. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager (and, if applicable, the Series' sub-investment adviser) that the receipt and study of such services should not reduce the overall research department expenses.

     The Fund contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager or its affiliates, including Dreyfus Investment Services Corporation. The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair. For the fiscal years ended December 31, 1994 and 1995, no brokerage commissions were paid to the Manager or its affiliates.

     Money Market, Quality Bond and Zero Coupon 2000 Portfolios. Purchases and sales of portfolio securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the Series for such purchases and sales. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price. No brokerage commissions were paid for the fiscal years ended December 31, 1994, 1995 and 1996. There were no concessions on principal transactions for the fiscal years ended December 31, 1994, 1995 and 1996.

     Balanced, Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets, Small Company Stock and Small Cap Portfolios. Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds in the Dreyfus Family of Funds being engaged simultaneously in the purchase or sale of the same security. Certain of the Series' transactions in securities of foreign issuers may not benefit from the negotiated commission rates available for transactions in securities of domestic issuers. Higher portfolio turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated based upon knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     In connection with its portfolio securities transactions for the fiscal years ended December 31, 1994, 1995, and 1996 (except as otherwise indirected), each Series indicated below paid brokerage commissions and, where determinable, concessions on principal transactions, none of which was paid to the Distributor, in the following amounts:



                               Brokerage Commissions Paid           Commissions on Principal Transactions


Name of Series             1994         1995          1996          1994         1995         1996

Managed Assets           $ 38,724   $   45,926  $   78,823         $ 21,115   $    3,165       -0-
Small Cap                 409,523    1,240,756   1,990,723          402,933    3,918,624  $6,498,223
Capital Appreciation        8,911       26,346      44,129             -0-         5,720       5,460
Growth and Income           6,175(1)   277,680     897,148             -0-(1)  1,006,258   2,330,734
International Equity        5,171(1)    41,932     240,958             -0-(1)      -0-        47,150
Disciplined Stock           N/A          N/A        20,541(2,3)       N/A         N/A            -0-
International Value         N/A          N/A        35,327(2)         N/A         N/A            -0-(2)
Small Company Stock         N/A          N/A        12,888(2)         N/A         N/A            519(2)


_____________________________

(1)  From May 2, 1994 (commencement of operations) through December 31,
     1994.


(2)  From April 30, 1996 (commencement of operations) through December 31,
     1996.


(3) $7,143 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation. This amount represents approximately 35% of the aggregate brokerage commissions paid by the Series for transactions involving approximately 37% of the aggregate dollar value of transactions for which the Series paid brokerage commissions.


                      YIELD AND PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."

     The performance figures shown below do not reflect the separate charges applicable to the variable annuity contracts and variable life policies offered by Participating Insurance Companies.

     The yield and effective yield for the seven-day period ended December 31, 1996 for the following Series were:

                                                    Effective
Series                   Yield                        Yield

Money Market             4.98%                       5.10%

     Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Money Market Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Series' average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Series' price per share is determined.

     The current yields for the 30-day period ended December 31, 1996 for the following Series were:

                          Current
Series                    Yield

Zero Coupon 2000         5.57%
Quality Bond             5.79%

     Current yield is computed pursuant to a formula which operates as follows: The amount of the relevant Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by such Series during the period. That result is then divided by the product of: (a) the average daily number of such Series' shares outstanding during the period that were entitled to receive dividends, and
(b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

     The average total return for the periods indicated for each of the following Series was:


                      1-year period           5-year period           6.334-year period
Series           ended December 31, 1996  ended December 31, 1996  ended December 31, 1996
Zero Coupon              2.59%                     7.83%                     10.38%
Quality Bond             3.12%                     8.90%                      9.63%
Managed Assets          (3.60)%                    4.24%                      5.30%
Small Cap               16.60%                    36.19%                     48.86%


                              1-year period               3.742-year period
                         ended December 31, 1996       ended December 31, 1996

Capital Appreciation             25.56%                            17.76%



                              1-year period               2.668-year period
                         ended December 31, 1996       ended December 31, 1996

Growth and Income                 20.75%                       27.97%
International Equity              11.61%                        6.22%




                            0.671-year period
                         ended December 31, 1996

Small Company Stock               13.28%
Disciplined Stock                 29.37%
International Value                5.11%


     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     Total return for each of the following Series for the period indicated was:


Series         August 31, 1990 (commencement of operations) to December 31, 1996

Zero Coupon 2000              86.94%
Quality Bond                  79.00%
Managed Assets                38.66%
Small Cap                  1,142.64%



               April 5, 1993 (commencement of operations) to December 31, 1996

Capital Appreciation          84.38%


               May 2, 1994 (commencement of operations) to December 31, 1996

Growth and Income             93.11%
International Equity          17.46%



Series         April 30, 1996 (commencement of operations) to December 31, 1996

Small Company Stock            8.73%
Disciplined Stock             18.86%
International Value            3.41%


     Total return is calculated by subtracting the amount of the relevant Series' net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events. From time to time advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting the rating. From time to time, advertising materials from the Fund may refer to, or include, commentary by the Fund's portfolio managers relating to their investment strategy, asset growth of the Series, current or past business, political, economic or financial conditions and other matters of general interest to shareholders.

                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Series share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable.
     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f- 2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended December 31, 1996, the Fund paid the Transfer Agent $577.

     The Bank of New York, 90 Washington Street, New York, New York 10286, serves as custodian of the Fund's investments with respect to the International Equity, International Value, Managed Assets and Money Market Portfolios.

     Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's custodian with respect to the Balanced, Capital Appreciation, Growth and Income, Limited Term High Income, Quality Bond, Small Cap, Zero Coupon 2000, Small Company Stock and Disciplined Stock Portfolios. Under a custody agreement with the Fund, Mellon Bank, N.A. holds each such Series' securities and keeps all necessary accounts and records. For its custody services, Mellon Bank, N.A. receives a monthly fee based on the market value of each Series' assets held in custody and receives certain securities transaction charges. For the period May 10, 1996 (effective date of Custody Agreement) through December 31, 1996, $96,920 was charged to the Fund by Mellon Bank, N.A. pursuant to the Custody Agreement.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

                                  APPENDIX

Description of certain ratings:

S&P

Bond Ratings

                                     AAA

     Bonds rated AAA have the highest rating assigned to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                     BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade bonds. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                      B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                     CCC

     Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                     CC

     The rating CC is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC rating.

                                      C

     The rating C is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC- rating.

                                      D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major ratings categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                     A-1

     This designation indicates the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                     A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                      B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                     Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                     Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                      C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a rating for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                      A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                     BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                      B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                     CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                     CC

     Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                      C

     Bonds rated C are in imminent default in payment of interest or principal.

                                DDD, DD and D

     Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

Bond Ratings

                                     AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                     AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                      A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                     BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

                                     BB

     Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                                      B

     Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                                     CCC

     Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

                                     DD

     Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.


     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.



          FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS


     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996 for each Series (other than the Balanced and Limited Term High Income Portfolios which had not commenced operations as of December 31,
1996) are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.




                      DREYFUS VARIABLE INVESTMENT FUND

                         PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a) Financial Statements (All Series Except the Balanced and Limited Term High Income Portfolios):

               Included in Part A of the Registration Statement

               Condensed Financial Information for the period from April 30, 1996 (commencement of operations) to December 31, 1996. Disciplined Stock, Small Company Stock and International Value Portfolios.


               Condensed Financial Information for the period from April 5, 1993 (commencement of operations) to December 31, 1993, and for each of the three years in the period ended December 31, 1996. Capital Appreciation Portfolio.


               Condensed Financial Information for the period from May 2, 1994 (commencement of operations) to December 31,
               1994, and for each of the two years in the period ended December 31, 1996. Growth and Income and International Equity Portfolios.


               Condensed Financial Information for the period from August 31, 1990 (commencement of operations) to December 31, 1990, and for each of the six years in the period ended December 31, 1996. All Series except Capital Appreciation, Growth and Income, Disciplined Stock, Small Company Stock, International Equity and International Value Portfolios.


               Included (by Reference) in Part B of the Registration
               Statement:


                    Statement of Investments--December 31, 1996.  All Series.




                    Statement of Assets and Liabilities--December 31, 1996. All Series.


                    Statement of Operations--for the period April 30, 1996 (commencement of operations) to December 31, 1996. Disciplined Stock, Small Company Stock and International Value Portfolios.


                    Statement of Operations--December 31, 1996. All Series except the Disciplined Stock, Small Company Stock and International Value Portfolios.

Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________



                    Statement of Changes in Net Assets--for the period April 30, 1996 (commencement of operations) to December 31, 1996. Disciplined Stock, Small Company Stock and International Value Portfolios.




                    Statement of Changes in Net Assets--for each of the two years in the period ended December 31, 1996. All Series except Disciplined Stock, Small Company Stock and International Value Portfolios.


                    Notes to Financial Statements--for the period April 30, 1996 (commencement of operations) to December 31 1996. Disciplined Stock, Small Company Stock and International Value Portfolios.


                    Notes to Financial Statements--December 31, 1996. All Series except Disciplined Stock, Small Company Stock and International Value Portfolios.

                    Schedule III - Investment in Affiliates--December 31, 1996. Small Cap Portfolio.

                    Reports of Ernst & Young LLP, Independent Auditors, dated January 29, 1997.



All other Schedules and financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.

Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


(b)       Exhibits:

(1) Registrant's Agreement and Declaration of Trust and Articles of Amendment thereto are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 19, 1995.

(2) Registrant's By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 19, 1995.

(5)(a)    Investment Advisory Agreement, as Amended.



(5)(b) Sub-Investment Advisory Agreement between the Registrant and Fayez Sarofim and Co. is incorporated by reference to Exhibit (5)(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 19, 1995.


(6)       Distribution Agreement, as Revised.

(8)(a) Custody Agreement between the Fund and The Bank of New York is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 19, 1995.

(8)(b) Custody Agreement between the Fund and Mellon Bank, N.A. is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on October 25,
          1996.

(10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 19, 1995.

(11)      Consent of Independent Auditors.

(12)      Financial Data Schedule.

(16) Schedules of Computation of Performance Data are incorporated by reference to the Exhibit (16) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on April 28, 1994.

          Other Exhibits
          ______________

               (a) Powers of Attorney. Other Powers of Attorney are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment Nos. 12 and 15 to the Registration Statement on Form N-1A, filed on September 16, 1994 and April 16, 1996, respectively.

               (b) Certificate of Secretary. Other Certificates of Secretary are incorporated by reference to Other Exhibits
                    (b) of Pre-Effective Amendment No. 7 and of Post-Effective Amendment No. 15, to the Registration Statement on Form N-1A, filed on July 10, 1990 and April 16, 1996, respectively.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

             (1)
        Title of Class
        ______________

        Shares of Beneficial Interest
        (Par value $.001)
                                                      (2)
                                            Number of Record Holders
                                            as of March 21, 1997
                                            ________________________

         Money Market Portfolio                                            3

         Managed Assets Portfolio                                          4

         Zero Coupon 2000 Portfolio                                        9

         Quality Bond Portfolio                                            5

         Small Cap Portfolio                                               10

         Capital Appreciation Portfolio                                    4

         Growth and Income Portfolio                                       13

         International Equity Portfolio                                    2

         Disciplined Stock Portfolio                                       3

         Small Company Stock Portfolio                                     2

         International Value Portfolio                                     3


Item 27. Indemnification
_______  _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part II of Pre-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on July 10, 1990.

        Reference is also made to the Distribution Agreement previously filed as Exhibit (6).

Item 28. Business and Other Connections of Investment Adviser.
_______  ____________________________________________________

         The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.




Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus Acquisition Corporation*;
                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Personal Management, Inc.*;
                                 Dreyfus Service Corporation*;
                                 Major Trading Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,                  Lion Management, Inc.*;
General Counsel             Secretary:
and Secretary                    The Dreyfus Consumer Credit Corporation*;
                                 Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

ELVIRA OSLAPAS              Assistant Secretary:
Assistant Secretary              Dreyfus Service Corporation*;
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Acquisition Corporation, Inc.*;
                                 The Truepenny Corporation+







______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  Dreyfus Investment Grade Bond Funds, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus MidCap Index Fund
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)  Dreyfus 100% U.S. Treasury Long Term Fund
          58)  Dreyfus 100% U.S. Treasury Money Market Fund
          59)  Dreyfus 100% U.S. Treasury Short Term Fund
          60)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)  Dreyfus Pennsylvania Municipal Money Market Fund
          62)  Dreyfus Premier California Municipal Bond Fund
          63)  Dreyfus Premier Equity Funds, Inc.
          64)  Dreyfus Premier Global Investing, Inc.
          65)  Dreyfus Premier GNMA Fund
          66)  Dreyfus Premier Growth Fund, Inc.
          67)  Dreyfus Premier Insured Municipal Bond Fund
          68)  Dreyfus Premier Municipal Bond Fund
          69)  Dreyfus Premier New York Municipal Bond Fund
          70)  Dreyfus Premier State Municipal Bond Fund
          71)  Dreyfus Premier Value Fund
          72)  Dreyfus S&P 500 Index Fund
          73)  Dreyfus Short-Intermediate Government Fund
          74)  Dreyfus Short-Intermediate Municipal Bond Fund
          75)  The Dreyfus Socially Responsible Growth Fund, Inc.
          76)  Dreyfus Stock Index Fund, Inc.
          77)  Dreyfus Tax Exempt Cash Management
          78)  The Dreyfus Third Century Fund, Inc.
          79)  Dreyfus Treasury Cash Management
          80)  Dreyfus Treasury Prime Cash Management
          81)  Dreyfus Variable Investment Fund
          82)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          83)  General California Municipal Bond Fund, Inc.
          84)  General California Municipal Money Market Fund
          85)  General Government Securities Money Market Fund, Inc.
          86)  General Money Market Fund, Inc.
          87)  General Municipal Bond Fund, Inc.
          88)  General Municipal Money Market Fund, Inc.
          89)  General New York Municipal Bond Fund, Inc.
          90)  General New York Municipal Money Market Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+            Vice President                     None

Mary A. Nelson+           Vice President                     Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Keeley++     Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.




Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

           5.  Mellon Bank, N.A
               One Mellon Bank Center
               Pittsburgh, Pennsylvania 15258


Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.





                                 SIGNATURES
                                ---------------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 16th day of April, 1997.

               DREYFUS VARIABLE INVESTMENT FUND

          BY:  /s/Marie E. Connolly*
               ____________________________
               MARIE E. CONNOLLY, PRESIDENT


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signatures                        Title                 Date
___________________________    ______________________________ ___________


/s/Marie E. Connolly*          President and Treasurer (Principal  4/16/97
______________________________ Executive and Financial Officer)
Marie E. Connolly

/s/Joseph F. Tower*            Assistant Treasurer (Principal      4/16/97
______________________________ Accounting Officer)
Joseph F. Tower

/s/Joseph S. DiMartino*        Trustee                             4/16/97
______________________________
Joseph S. DiMartino

/s/David P. Feldman*           Trustee                             4/16/97
______________________________
David P. Feldman

/s/John M. Fraser, Jr.*        Trustee                             4/16/97
______________________________
John M. Fraser, Jr.

/s/Robert R. Glauber*          Trustee                             4/16/97
______________________________
Robert R. Glauber

/s/James  F. Henry*            Trustee                             4/16/97
______________________________
James F. Henry

/s/Rosalind Gersten Jacobs*    Trustee                             4/16/97
______________________________
Rosalind Gersten Jacobs

/s/Irving  Kristol*            Trustee                             4/16/97
______________________________
Irving Kristol

/s/Dr. Paul A. Marks*          Trustee                             4/16/97
______________________________
Dr. Paul A. Marks

/s/Dr. Martin Peretz*          Trustee                             4/16/97
______________________________
Dr. Martin Peretz

/s/Bert W. Wasserman*          Trustee                             4/16/97
______________________________
Bert W. Wasserman


*BY: Elizabeth A. Keeley
     __________________________
     Elizabeth A. Keeley,
     Attorney-in-Fact




                         INDEX OF EXHIBITS

          (5) (a)   Investment Advisory Agreement, As Amended

          (6)       Distribution Agreement, as Revised

          (11)      Consent of Independent Auditors

          (12)      Financial Data Schedule

          Other Exhibits:

          (a)       Power of Attorney

          (b)       Certificate of Secretary